UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

UNITED STATES STEEL CORPORATION
(Name of Registrant as Specified In Its Charter)

ANCORA CATALYST INSTITUTIONAL, LP

ANCORA BELLATOR FUND, LP

ANCORA CATALYST, LP

ANCORA MERLIN INSTITUTIONAL, LP

ANCORA MERLIN, LP

ANCORA IMPACT FUND LP SERIES CC

ANCORA IMPACT FUND LP SERIES DD

ANCORA ALTERNATIVES LLC

ANCORA HOLDINGS GROUP, LLC

FREDRICK D. DISANTO

JAMIE BOYCHUK

ROBERT P. FISHER, JR.

DR. JAMES K. HAYES

ALAN KESTENBAUM

ROGER K. NEWPORT

SHELLEY Y. SIMMS

PETER T. THOMAS

DAVID J. URBAN

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 14, 2025

ANCORA CATALYST INSTITUTIONAL, LP

Dear Fellow U.S. Steel Stockholder,

Ancora Catalyst Institutional, LP (together with its affiliates, “Ancora”, “we,” “our,” or “us”) and certain of the other participants in this solicitation collectively beneficially own a meaningful equity stake in United States Steel Corporation, a Delaware corporation (“U.S. Steel” or the “Company”).

We believe a substantial reconstitution of U.S. Steel’s leadership and strategy is necessary to restore the Company’s independence, competitiveness, and long-term value as a leading American enterprise. Over the past year, the Board of Directors of the Company (the “Board”) and its management have displayed poor judgment by pursuing an inherently flawed and ultimately unsuccessful sale process with Nippon Steel Corporation (“Nippon”) and now seem to be placing personal interests ahead of the Company’s future. Despite clear bipartisan opposition, national security concerns, and a definitive presidential executive order blocking the Nippon deal, the Board and CEO David Burritt continue to pursue a futile transaction and the golden parachute payments that come with it. Rather than acknowledge reality and pivot towards preparing U.S. Steel for a prosperous future as an independent company, the current leadership continues to squander millions of dollars of stockholder capital on unnecessary litigation and advisory expenses to resurrect the defunct Nippon deal. All of this has occurred while, under Mr. Burritt’s tenure, U.S. Steel has repeatedly missed financial projections and underperformed its peers. We believe this underperformance is symptomatic of an entrenched management team that is distracted from core business objectives and fixated on a dead-end transaction.

We have assembled a slate of highly qualified, independent director nominees (the “Ancora Nominees”), who collectively bring extensive steel industry expertise, financial acumen, operational excellence, corporate governance experience and a deep understanding of the regulatory frameworks, labor relations and strategic transactions that will be critical to the future success of U.S. Steel. The Ancora Nominees are prepared to immediately shift the Company’s focus from pursuing the futile Nippon transaction to revitalizing U.S. Steel as a thriving, independent enterprise. The Ancora Nominees’ proposed Chief Executive Officer, Alan Kestenbaum, a renowned industry leader celebrated for successfully revitalizing Stelco Holdings after U.S. Steel's own failed ownership, stands ready to leverage his proven operational expertise and deep union relationships to restore employee and investor confidence and significantly enhance operational performance. The Ancora Nominees are dedicated to charting a new course for U.S. Steel that prioritizes capital allocation discipline, operational improvements, and strengthened relationships with critical stakeholders, setting the stage for sustained operational performance and meaningful long-term stockholder returns.

We urge you to sign, date, and return the enclosed GOLD universal proxy card or GOLD voting instruction form today to vote “FOR” the election of the Ancora Nominees. If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free number listed below.

Thank you for your support,

Fredrick DiSanto	James Chadwick
Ancora Holdings Group, LLC	Ancora Alternatives LLC

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 14, 2025

2025 ANNUAL MEETING OF STOCKHOLDERS
OF
UNITED STATES STEEL CORPORATION
_________________________

PROXY STATEMENT
OF
ANCORA CATALYST INSTITUTIONAL, LP

PLEASE SIGN, DATE AND MAIL THE ENCLOSED

GOLD PROXY CARD TODAY

This proxy statement (this “Proxy Statement”) and accompanying GOLD universal proxy card are being furnished to stockholders of United States Steel Corporation, a Delaware corporation (“U.S. Steel” or the “Company”), by Ancora Catalyst Institutional, LP, a Delaware limited partnership (“Ancora Catalyst Institutional”) and the other participants in connection with the solicitation of proxies from the holders (the “Stockholders”) of common stock, $1.00 par value (the “Common Stock”), of the Company at the 2025 annual meeting of Stockholders scheduled to be held virtually on [•], 2025, at [•] (ET) via a live audio webcast at www.cesonlineservices.com/x25_vm (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Stockholders held in lieu thereof, the “Annual Meeting”). This Proxy Statement and the enclosed GOLD universal proxy card are first being mailed to Stockholders on or about [•], 2025.

This solicitation is being made by Ancora Catalyst Institutional and certain of its affiliates named as participants herein (together, “Ancora,” “we,” “our,” or “us”) and not on behalf of the Board of Directors of the Company (the “Board”) or management of the Company.

We believe that the Board must be meaningfully reconstituted to ensure that it takes the necessary steps to maximize value for all of the Company’s Stockholders. To that end, we have nominated nine (9) highly-qualified directors for election at the Annual Meeting who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to unlock stockholder value. We are seeking your support at the Annual Meeting for the following items of business:

1.	To elect our nine (9) director nominees, Jamie Boychuk, Fredrick D. DiSanto, Robert P. Fisher, Jr., James K. Hayes, Alan Kestenbaum, Roger K. Newport, Shelley Y. Simms, Peter T. Thomas, and David J. Urban (each an “Ancora Nominee” and collectively, the “Ancora Nominees”) to the Board to hold office until the 2026 annual meeting of Stockholders (the “2026 Annual Meeting”);
2.	To consider and act on a non-binding advisory vote regarding the approval of compensation paid to certain executive officers;
3.	To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent public registered accounting firm;
4.	To approve the Amended and Restated 2016 Omnibus Incentive Compensation Plan to authorize additional shares to be granted and extend the term of the plan;

5.	To approve the Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation; and
6.	To transact such other business as may properly come before the Annual Meeting.

Through this Proxy Statement and enclosed GOLD universal proxy card or GOLD voting instruction form, we are soliciting proxies to elect not only the nine (9) Ancora Nominees, but also one (1) of the Company’s nominees whose election we do not oppose, [•] (the “Unopposed Company Nominee”). There are currently twelve (12) directors serving on the Board, all of whom have terms expiring at the Annual Meeting, with two (2) directors retiring at the Annual Meeting. The Company has nominated ten (10) directors for election at the Annual Meeting. Your vote to elect the Ancora Nominees will have the legal effect of replacing nine (9) incumbent directors. If all nine (9) of the Ancora Nominees are elected, they will constitute a majority of the Board. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the Ancora Nominees are elected. The names, background and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

Ancora and the Company will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for any combination (up to ten (10) total) of the Ancora Nominees and the Company’s nominees on the enclosed GOLD universal proxy card or GOLD voting instruction form. There is no need to use the Company’s WHITE proxy card or voting instruction form, regardless of how you wish to vote. The names, background and qualifications of the Company’s nominees and other information about them can be found in the Company’s proxy statement.

We urge Stockholders to use our GOLD universal proxy card or GOLD voting instruction form to vote “FOR” the election of each of the Ancora Nominees. Stockholders may vote for up to ten (10) director nominees to the Board. If Stockholders choose to vote for any of the Company’s nominees, we recommend that Stockholders “WITHHOLD” on or not vote “for” the election of the following incumbent directors: [•] (each, an “Opposed Company Nominee”). The Company’s other nominee is [•]. We make no recommendation with respect to your votes on the election of the Unopposed Company Nominee.

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only via a live audio webcast at www.cesonlineservices.com/x25_vm. Stockholders will not be able to attend the Annual Meeting in person. For further information on how to attend and vote virtually at the Annual Meeting and by proxy please see the “VOTING AND PROXY PROCEDURES” and “VIRTUAL MEETING” sections of this Proxy Statement.

Stockholders are permitted to vote for less than ten (10) or any combination (up to ten (10) total) of the Ancora Nominees and the Company’s nominees on the enclosed GOLD universal proxy card or GOLD voting instruction form. However, if Stockholders choose to vote for any of the Company’s nominees, we recommend that Stockholders vote in favor of only the Company nominee who we believe is the most qualified to serve as directors—the Unopposed Company Nominee—to help achieve a Board composition that we believe is in the best interest of all Stockholders. We recommend that Stockholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominee. Among other potential consequences, voting for Company nominees other than the Unopposed Company Nominee may result in the failure of one or all of the Ancora Nominees to be elected to the Board. We believe the best opportunity for the Ancora Nominees to be elected is by voting on the GOLD universal proxy card or GOLD voting instruction form. Ancora therefore urges Stockholders using our GOLD universal proxy card or GOLD voting instruction form to vote “FOR” all of the Ancora Nominees.

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IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD UNIVERSAL PROXY CARD OR GOLD VOTING INSTRUCTION FORM, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE NINE (9) ANCORA NOMINEES AND THE UNOPPOSED COMPANY NOMINEE.

The Company has set the close of business on [•], 2025 as the record date for determining Stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). According to the Company’s proxy statement, as of the Record Date, there were [•] shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting. The mailing address of the principal executive offices of the Company is 600 Grant Street Pittsburgh, Pennsylvania 15219-2800.

As of the date hereof, Ancora Catalyst Institutional, a Delaware limited partnership, Ancora Bellator Fund, LP, a Delaware limited partnership (“Ancora Bellator”), Ancora Catalyst, LP, a Delaware limited partnership (“Ancora Catalyst”), Ancora Merlin Institutional, LP, a Delaware limited partnership (“Ancora Merlin Institutional”), Ancora Merlin, LP, a Delaware limited partnership (“Ancora Merlin”), Ancora Impact Fund LP Series CC, a Delaware limited partnership (“Ancora Impact CC”), Ancora Impact Fund LP Series DD, a Delaware limited partnership (“Ancora Impact DD” which, together with Ancora Impact CC, is a series fund within Ancora Impact Fund LP, a Delaware limited partnership, and collectively with Ancora Catalyst Institutional, Ancora Bellator, Ancora Catalyst, Ancora Merlin Institutional and Ancora Merlin, the “Ancora Funds”), Ancora Alternatives LLC, an Ohio limited liability company (“Ancora Alternatives”), Ancora Holdings Group, LLC, an Ohio limited liability company (“Ancora Holdings”), Fredrick D. DiSanto and the Ancora Nominees (each, a “Participant” and, collectively, the “Participants”) collectively beneficially own 2,671,294 shares of Common Stock (the “Ancora Shares”).

We intend to vote the Ancora Shares FOR the Ancora Nominees and the Unopposed Company Nominee, [FOR / AGAINST] the approval, on a non-binding advisory basis, of compensation paid to certain executive officers, [FOR / AGAINST] the ratification of the appointment of PwC as the Company’s independent registered public accounting firm, [FOR / AGAINST] the approval of the Amended and Restated 2016 Omnibus Incentive Compensation Plan to authorize additional shares to be granted and to extend the term, and [FOR / AGAINST] the approval of the Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation, as described herein.

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD universal proxy card or GOLD voting instruction form today.

We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters of which we are not aware a reasonable time before this solicitation be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD universal proxy card or GOLD voting instruction form will vote on such matters in their discretion.

ANCORA URGES YOU TO SIGN, DATE AND RETURN THE GOLD UNIVERSAL PROXY CARD OR GOLD VOTING INSTRUCTION FORM “FOR” THE ELECTION OF THE ANCORA NOMINEES. WE MAKE NO RECOMMENDATION WITH RESPECT TO YOUR VOTES ON THE ELECTION OF THE UNOPPOSED COMPANY NOMINEE.

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WE [MAKE NO RECOMMENDATION WITH RESPECT TO] YOUR VOTES ON the non-binding advisory vote regarding the approval of compensation paid to certain executive officers.

WE [MAKE NO RECOMMENDATION WITH RESPECT TO] YOUR VOTES ON THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S INDEPENDENT AUDITOR.

WE [MAKE NO RECOMMENDATION WITH RESPECT TO] YOUR VOTES ON THE APPROVAL OF THE AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE COMPENSATION PLAN.

WE [MAKE NO RECOMMENDATION WITH RESPECT TO] YOUR VOTES ON THE APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A GOLD UNIVERSAL PROXY CARD OR GOLD VOTING INSTRUCTION FORM EVEN IF YOUR SHARES OF COMMON STOCK WERE SOLD AFTER THE RECORD DATE.

IF YOU HAVE ALREADY SENT A UNIVERSAL PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING, AND RETURNING THE ENCLOSED GOLD UNIVERSAL PROXY CARD OR GOLD VOTING INSTRUCTION FORM. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON VIRTUALLY AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Proxy Statement and our GOLD universal proxy card are available at:

www.MakeUSSteelGreatAgain.com

______________________________

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IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. We urge you to sign, date, and return the enclosed GOLD universal proxy card or GOLD voting instruction form today to vote “FOR” the election of the Ancora Nominees and in accordance with Ancora’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD universal proxy card and return it to Ancora, c/o Saratoga Proxy Consulting LLC (“Saratoga”), in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares virtually at the Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the rights to vote the shares.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed GOLD voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form.
•	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your GOLD universal proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

As Ancora is using a “universal” proxy card containing both the Ancora Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you intend to vote.

While you can vote for the Ancora Nominees on the Company’s WHITE proxy card or WHITE voting instruction form, Ancora strongly urges you NOT to sign or return any WHITE proxy cards or voting instruction forms that you may receive from the Company. Even if you return the Company’s WHITE proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information in this Proxy Statement and accompanying materials contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if the underlying assumptions of Ancora or any of the other Participants prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by any of the foregoing that the future plans, estimates or expectations contemplated will ever be achieved, and you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. You should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Except to the extent required by applicable law, neither Ancora nor any Participant will undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements in this Proxy Statement to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Certain statements and information included herein have been sourced from third parties. Ancora and other Participants do not make any representations regarding the accuracy, completeness or timeliness of such third-party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

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BACKGROUND OF THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation:

•	On July 28, 2023, the Company reported its earnings results for the second quarter of 2023, which included net earnings that were down approximately 51% from Q2 of 2022 and net sales down approximately 20% from the same point in the previous year. U.S. Steel CEO David Burritt stated on the earnings call that he believed the Company had “deliver[ed] strong results for the quarter[.]” On that date, the Company’s stock price closed at $24.67, down nearly 50% from its recent high of $47.64 on March 1, 2018, to which it had by then not recovered in over five years, and flat since the beginning of the year when it opened on January 3, 2023 at $25.30.
•	On August 13, 2023, the Company announced that the Board had decided to initiate a formal review process, with the assistance of outside financial and legal advisors, to evaluate strategic alternatives for the Company.
•	On August 17, 2023, it was reported that Senator J.D. Vance sent a letter to Mr. Burritt and U.S. Steel Chairman of the Board David S. Sutherland to “insist that [they] reject any bids to acquire U.S. Steel or its assets from a foreign entity.” In the letter, Senator Vance also reportedly stated that “the preservation of the domestic steel industry remains vital to our national security.”
•	Between August and December 2023, according to the proxy statement on Schedule 14A filed by the Company on February 26, 2024 (the “Merger Proxy”), the Company was the subject of a bidding war, during which it negotiated with several bidders, including Nippon Steel Corporation (“Nippon”) and a counterparty referred to as “Company D,” which, according to the Merger Proxy, was a domestic bidder.
•	According to the Merger Proxy, the Company’s negotiations with potential counterparties, especially Nippon and Company D, included significant back-and-forth on the regulatory obstacles to closing a transaction with either party, particularly the obligations of Nippon to take action to obtain clearance from the Committee on Foreign Investment in the United States (“CFIUS”) and the reverse termination fee that would be payable to the Company by the successful bidder on failure to obtain such regulatory approvals, demonstrating the significance of these closing conditions and the importance of the termination fee to the Board.
•	According to the Merger Proxy, by December 16, 2023, Nippon and Company D were the only remaining competitive bidders. Company D offered $54.00 per share in total consideration with a stock component, agreed to divest up to $2 billion of assets in order to obtain antitrust approval for the transaction, and agreed to a much larger $1.5 billion termination fee should the transaction fail to close due to inability to obtain the required regulatory approvals. Nippon offered $55.00 per share in consideration, one dollar more than the alternative, agreeing to take all actions necessary to obtain CFIUS clearance, with certain exceptions for actions that would cause a material adverse effect on Nippon, and a $565 million termination fee payable upon failure to obtain required approvals.
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•	On December 18, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Nippon pursuant to which Nippon was to acquire the Company in an all-cash transaction at $55.00 per share, subject to the $565 million reverse termination fee and the CFIUS clearance commitment to which Nippon had agreed. The Merger Agreement set forth certain obligations of the parties, including the obligation of the Company to take reasonable best efforts to obtain all necessary waivers, consents, clearances, and approvals from regulatory authorities, but only to the extent necessary, proper or advisable under applicable law. The closing conditions in the Merger Agreement included clearance of the transaction by CFIUS. On the same day, United Steelworkers (“USW”) representatives publicly criticized the transaction as “greedy” and “shortsighted,” stating that neither Nippon nor the Company had reached out to USW regarding the deal.
•	On December 19, 2023, Senators Vance, Marco Rubio and Josh Hawley sent a joint letter to Secretary of the U.S. Treasury and Chairperson of CFIUS Janet Yellen stating that the Company’s proposed sale to Nippon “marks a turning point for an icon of American industry and has dire implications for the industrial base of the United States.” In the letter, they also stated that “[t]he transaction was not entered into with U.S. national security in mind” and urged CFIUS to initiate a review of the transaction unilaterally, “particularly in light of the fact that U.S. Steel received competitive bids from American companies who would not pose the same risks.”
•	On December 21, 2023, the Biden Administration released a statement that the proposed transaction deserves “serious scrutiny” given the Company’s core role in domestic steel production critical to national security, stating that the Biden Administration supported a careful review of the transaction by CFIUS. It was reported that critics of the deal argued that it may damage American steel production and decrease the likelihood that U.S. Steel would continue to aggressively seek trade remedies.
•	On January 31, 2024, presidential candidate Donald Trump, whose first term as President of the United States had been marked by a protectionist economic policy, pledged to block the transaction if he won the presidential election that November.
•	On February 26, 2024, the Company filed the Merger Proxy, which disclosed, among other things, that Company insiders, including members of the Board, stood to receive a total of $196.8 million upon the consummation of the Nippon transaction.
•	On March 14, 2024, President Biden made a statement that, in his view, it was vital that the Company remain an American steel company that is domestically owned and operated, signaling bipartisan opposition to the Nippon transaction.
•	On August 19, 2024, Mr. Trump reiterated in a campaign speech that he would “stop Japan from buying United States Steel,” adding that “they shouldn’t be allowed to buy it.”
•	On August 31, 2024, CFIUS was reported to have informed Nippon in a letter that its acquisition of the Company would pose a national security risk by harming the American steel industry.
•	On November 5, 2024, Mr. Trump was elected President of the United States.
•	On December 4, 2024, President-elect Trump issued a statement that he was “totally against” the Company being bought by a foreign company and that, as President, he would “block the deal from happening.”
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•	On December 23, 2024, CFIUS notified President Biden by letter that it was unable to reach a conclusive decision about whether Nippon should be permitted to acquire the Company, referring the final decision to President Biden.
•	On January 3, 2025, President Biden issued an executive order blocking the Nippon transaction, citing national security concerns and the necessity of preserving the domestic steel industry.
•	Rather than take steps to terminate the Merger Agreement and collect the $565 million termination fee for Nippon following the executive order, and in spite of the fact that the Company’s obligation under the Merger Agreement to work jointly with Nippon to obtain CFIUS approval had apparently reached its end, the Company announced on January 6, 2025 that it had jointly filed unprecedented lawsuits with Nippon seeking, among other things, to set aside the CFIUS review process and President Biden’s accompanying order and to compel CFIUS to conduct a new review of the transaction. Such requests had never before been granted in the context of a transaction blocked by executive order on national security grounds following CFIUS review.
•	On January 26, 2025, a representative of Ancora delivered a letter to U.S. Steel, formally nominating nine director candidates—Jamie Boychuk, Fredrick D. DiSanto, Robert P. Fisher, Jr., James K. Hayes, Alan Kestenbaum, Roger K. Newport, Shelley Y. Simms, Peter T. Thomas and David J. Urban—for election to the Company’s Board at the Annual Meeting.
•	On January 27, 2025, Ancora issued a press release and open letter addressed to the Board announcing the nomination of the nine director candidates and promoting former Stelco CEO Alan Kestenbaum as a potential Chief Executive Officer of the Company. In the release, among other things, Ancora criticized the Board’s decision to continue pursuing a risky sale to Nippon which had led to a dead end and indicated that its slate of directors was confident that it could “shift the Company’s strategy from hoping to be saved to implementing a multi-year plan that targets meaningful share price appreciation.” Ancora also published materials relating to its nominations and press release on www.makeussteelgreatagain.com.
•	On the same day, the Company issued a press release insisting that it remained committed to the pending transaction with Nippon, despite the consistent public opposition to the transaction expressed by President Trump and the extremely unlikely possibility of success in the ongoing litigation and concomitant delay and increase in uncertainty for Stockholders.
•	On January 31, 2025, the Company filed its annual report on Form 10-K, reporting a loss of 13 cents per share for Q4 of 2024 and quarterly revenue down 15% from the previous year. The Company’s stock price closed at $36.06 that day, substantially below the merger price, indicating a high degree of market uncertainty as to the consummation of the Nippon transaction.
•	On February 3, 2025, the Company’s outside counsel provided a form of director questionnaire to Ancora’s outside counsel and requested that each Ancora Nominee complete and return such questionnaire. On February 10, 2025, Ancora’s outside counsel returned the completed questionnaires for each of the Ancora Nominees.
•	On February 7, 2025, President Trump, after meeting with Japanese Prime Minister Shigeru Ishiba, stated that he had not changed his opposition to the transaction, and sought instead an investment in the Company from Nippon rather than a purchase, making clear that he was not going to allow a control acquisition of the Company by Nippon. At this point, it should have been clear to the Company that even if it were successful in its litigation, it would still not have the approval of the current administration.
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•	On February 10, 2025, in response to President Trump’s remarks, Ancora issued a press release and an open letter to the Board, urging the Board to terminate its agreement with Nippon, collect the $565 million breakup fee and engage with Ancora (which, apart from communications between outside counsel regarding questionnaires, the Company had not done since the submission of Ancora’s nominations). In the open letter, Ancora stated that its slate of director candidates was “prepared to lead a multibillion-dollar capital investment program” and expressed its view that Ancora’s proposals represented “the best value proposition put forth by any domestic party.”
•	On February 11, 2025, the Company’s outside counsel emailed Ancora’s outside counsel requesting to schedule interviews of the Ancora Nominees by members of the Board’s Corporate Governance & Sustainability Committee, a request that went beyond the Company’s procedures for submission of director nominations and evaluation of nominated candidates in its Amended and Restated By-Laws (the “Bylaws”).
•	On February 12, 2025, Ancora’s outside counsel responded to the Company’s outside counsel indicating that the Ancora Nominees had already completed director questionnaires and that submission of the Ancora Nominees to interviews on top of the extensive information already required for the nomination did not appear necessary at the current time, but noted that interviews with the Ancora Nominees may be possible at a more appropriate time, including in connection with a potential settlement framework.
•	On the evening of February 17, 2025, Ancora submitted to the Company a request for books and records pursuant to Section 220 of the Delaware General Corporation Law (the “220 Request”) for the purpose of investigating potential wrongdoing and potential violations of the Board’s fiduciary duties in connection with (1) the Board’s decision to pursue futile litigation in the D.C. Circuit challenging President Biden’s executive order blocking the Nippon transaction and (2) potential insider trading in connection with the CEO’s unusual 10b5-1 trading plan. Ancora sought the production of records sufficient to permit it to investigate such potential wrongdoing, including investigating whether the Board was violating its duty of loyalty by taking actions to improperly entrench itself in advance of the Annual Meeting and assess whether to take action in response to the results of such an investigation. Ancora noted in its request that it was willing to enter into a customary confidentiality agreement to the extent that the requested records contained confidential information.
•	On February 18, 2025, Ancora issued a press release announcing an investor conference call and Q&A session with James Chadwick, a representative of Ancora, and Mr. Kestenbaum to provide detailed information to the market regarding the proposals of the Ancora Nominees regarding a “U.S. Solution for U.S. Steel.” The press release also reported the submission of the 220 Request.
•	On February 24, 2025, U.S. Steel delivered a response to the 220 Request contending that the 220 Request failed to state a proper purpose under Section 220 of the Delaware General Corporation Law but asked to meet and confer with Ancora’s outside counsel regarding production of materials responsive to the 220 Request subject to negotiation and execution of a confidentiality agreement.
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•	On February 27, 2025, Ancora issued a press release and open letter addressed to the Board urging the Board to delay the date of the Annual Meeting until the Company had achieved clarity on the litigation relating to the Nippon transaction. Specifically, Ancora urged the Board to commit to designating a date for the Annual Meeting at least 45 days following June 18, 2025, the outside date for unwinding the agreement with Nippon, stating that Ancora believed it would be unfair to hold the Annual Meeting during a period of uncertainty pertaining to the deal. The Company did not respond to Ancora’s statements.
•	On March 2, 2025, Ancora’s outside counsel delivered a response to the February 24, 2025 letter from U.S. Steel regarding the 220 Request disputing the contentions made in U.S. Steel’s response letter. The parties subsequently met and conferred regarding the 220 Request and Ancora’s counsel delivered a draft confidentiality stipulation in connection therewith to U.S. Steel’s counsel.
•	On March 7, 2025, the Company filed its preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”), which did not disclose the date of the Annual Meeting.
•	On March 14, 2025, Ancora filed this proxy statement with the SEC.

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REASONS FOR THE SOLICITATION

Ancora and certain of the Ancora Nominees are meaningful Stockholders of U.S. Steel. As an investment firm with deep roots in the Midwest, Ancora has an affinity for the industrial and logistics companies that collectively form the backbone of America’s economy. We are proud to be investors in companies such as Berry Global Group, Inc., Norfolk Southern Corporation, RB Global, Inc. and now U.S. Steel. Owning these types of businesses enables us to pursue strong risk-adjusted returns while helping support American competitiveness, job creation and wage growth.

Ancora has nominated nine highly qualified, independent candidates for election to U.S. Steel’s Board at the Annual Meeting. Our slate includes former steel company CEOs and individuals with corporate governance experience, finance expertise, industrials and manufacturing backgrounds, public policy acumen and other qualifications critical to turning around a standalone U.S. Steel. Our slate’s plan includes installing nominee Alan Kestenbaum, a steel industry leader who delivered total shareholder returns of more than 450% during his turnaround of Stelco Holdings Inc., as a replacement for current CEO David Burritt.

In our view, there is an urgent need for boardroom and C-suite change at U.S. Steel following years of what we can only describe as abysmal capital allocation, ineffective plant management, damaged labor relations and sustained share price underperformance. These issues have been compounded by leadership seemingly betting the house on a doomed sale to Nippon that has been opposed by two sitting U.S. presidents, dozens of policymakers and the head of the USW. To make matters worse, U.S. Steel has articulated no contingency plan, and Mr. Burritt has threatened to close valuable mills and cut jobs.

We Believe the Board Must Be Held Accountable at the Annual Meeting for Continuing to Recklessly Pursue a Seemingly Dead Sale to Nippon

The Board’s 2023 strategic review resulted in its decision to ultimately appear to ignore national security considerations to pursue a risky sale to Nippon – an overseas bidder that came in just $1 per share higher than a competing domestic bidder. In our view, this decision proved disastrous, as evidenced by U.S. Steel’s shares now trading approximately $[17] below the sale price.

Rather than terminate its merger agreement with Nippon and collect a $565 million break-up fee that could support a standalone turnaround, the Board has spent the year allocating tremendous amounts of capital to seemingly futile legal efforts. The Board has done so while failing to acknowledge that no transaction blocked by Presidential executive order following a review by CFIUS has ever gone through. Moreover, the Board has chosen to pursue unprecedented litigation against the federal government despite the fact that there are no legal means to reverse former President Biden’s executive order, as his decision under the statute is not subject to judicial review.

The Board has also authorized a massive lobbying campaign in an effort to convince President Donald Trump to approve the deal. The facts indicate to us that this gambit is as much of a pipe dream as U.S. Steel’s litigation. President Trump has repeatedly voiced opposition to the transaction and has long been skeptical of deals with Japanese businesses.1 In fact, he recently stated, “I am totally against the once great and powerful U.S. Steel being bought by a foreign company, in this case Nippon Steel of Japan […] As President, I will block this deal from happening.”2 Nothing he has said since former President Biden’s executive order indicates a change of heart.

1 The New York Times article entitled, “Trump’s Love for Tariffs Began in Japan’s '80s Boom,” dated May 15, 2019, https://www.nytimes.com/2019/05/15/us/politics/china-trade-donald-trump.html.

2 Statement from President Trump, dated December 3, 2024, https://www.presidency.ucsb.edu/documents/statement-president-elect-donald-j-trump-the-proposed-acquisition-us-steel-nippon-steel.

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In addition to the aforementioned headwinds, the Board has known for some time that the sale faced steep opposition from Vice President J.D. Vance, Secretary of State Marco Rubio, a bipartisan contingent of high-profile lawmakers and the USW. We believe Mr. Burritt agrees that the American steel industry represents a national security interest, given he admitted as much in a recent letter to President Trump regarding the administration’s tariff policy.3 Despite this, Mr. Burritt and the Board apparently repeatedly chose to ignore national security-related warnings from policymakers when pursuing the sale of U.S. Steel to a foreign buyer. Mere days after U.S. Steel initiated a strategic review, then-Senator Vance issued a letter to the Company’s Board to “insist that [it] reject any bids to acquire U.S. Steel or its assets from a foreign entity.”4 After the Company pushed ahead with a plan to sell itself to Nippon, Mr. Vance co-authored a letter with Mr. Rubio to then-Secretary of the Treasury and then-Chairperson of CFIUS Janet Yellen to stress that “[t]he transaction was not entered into with U.S. national security in mind.”5 It should be crystal clear that U.S. Steel is now fighting a binding executive order issued on national security grounds, the Trump administration, an array of senators and representatives, and a multitude of third parties that do not buy Mr. Burritt’s arguments.

We have also made the Board aware of what independent and objective legal experts have to say:

•	“Unfortunately for Nippon Steel, their argument is not particularly strong. The president's action in this case is explicitly excluded from judicial review under U.S. law.”

- Akira Inoue, partner, Baker & McKenzie6

•	“The D.C. Circuit is unlikely to overturn the blocking order based solely on allegations of pre-determination or the appearance of a sham process. Substantial evidence of constitutional violations or procedural defects is normally required. In addition, there does not appear to be a process for taking evidence, so the sham argument cannot be developed beyond what is in the public record.”

- Ken Nunnenkamp, partner, Morgan Lewis7

•	“Nippon and U.S. Steel face a formidable uphill battle in challenging CFIUS' referral and the president's exercise of authority to block the deal on national security grounds. Congress intended to shield CFIUS' decisions, and the president's conclusions under the CFIUS regime, from virtually all judicial review, an approach that is consistent with broad judicial deference to the executive branch on national security matters.”

- Mario Mancuso, George W. Hicks Jr. and Lucille Hague, partners, Kirkland & Ellis8

3 Joint letter from Mr. Burritt and other steel company executives to President Trump, dated March 7, 2025, https://www.steel.org/wp-content/uploads/2025/03/Steel-CEO-Letter-to-President-Trump.pdf.

4 Fox Business article entitled, “Senator JD Vance calls on US Steel to refuse buyout bids from foreign entities,” dated August 17, 2023, https://www.foxbusiness.com/politics/senator-jd-vance-calls-us-steel-refuse-buyout-bids-foreign-entities.

5 Letter from Senator Josh Hawley and then-Senators Vance and Rubio to then-Secretary of the Treasury Yellen, dated December 19, 2023, https://www.hawley.senate.gov/wp-content/uploads/files/2023-12/Hawley-CFIUS-Letter.pdf.

6 The Japan Times article entitled, “Nippon Steel’s case against Biden probably unwinnable, attorneys argue,” dated January 15, 2025, https://www.japantimes.co.jp/business/2025/01/15/companies/nippon-steel-legal-challange/.

7 Law360 article entitled, “Analysis: US Steel And Nippon's Lawsuit Seen As 'Hail Mary' Attempt,” dated January 9, 2025, https://www.law360.com/articles/2280917.

8 Law360 article entitled, “Expert Analysis: Nippon, US Steel Face Long Odds On Merger Challenge,” dated January 15, 2025, https://www.law360.com/articles/2283967/nippon-us-steel-face-long-odds-on-merger-challenge.

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We Believe the Board Must Be Held Accountable at the Annual Meeting for Tolerating What We See as Inappropriate Behavior and Serial Mismanagement of U.S. Steel by Mr. Burritt

Ancora has a proven track record of correctly identifying companies that are held back by conflicted or unfit CEOs. But before we seek the removal of a CEO, we typically try to work with a board to identify and correct the executive’s shortcomings. In this case, however, we see no future with Mr. Burritt after his verbal assaults on deal opponents and based on his history of value-destructive decisions.

In our view, Mr. Burritt exhibited disqualifying behavior on January 3, 2025, when he issued a statement that called former President Biden’s decision “shameful and corrupt” and suggested the prior administration supported the Chinese Communist Party. He continued what appeared to be an unhinged tirade by calling highly respected USW President David McCall a “union boss,” effectively impugning his integrity.9 It runs counter to the interests of Stockholders, to whom Mr. Burritt owes a fiduciary duty, to make seemingly unhinged and retaliatory statements about plans “to fight President Biden’s political corruption.”10 Regardless of political leanings, this is not how CEOs act. We believe it is possible this is why Jeh Johnson, former Secretary of the Department of Homeland Security, abruptly resigned from the Board days after Mr. Burritt’s rant.11 Under Mr. Burritt and the current Board, U.S. Steel has consistently mismanaged asset revitalization programs in its North American Flat-Rolled (“NAFR”) segment and misallocated significant capital to its Big River facilities. We believe Stockholders face the threat of serious value destruction if Mr. Burritt remains at the Company’s helm.

In light of all this, we need to seriously question the Board’s ability to objectively oversee Mr. Burritt. Since before the sale to Nippon was announced, the Board’s actions have led us to question whether it has failed to hold Mr. Burritt accountable for his poor implementation of what we deem a flawed strategy and his inability to effectively operate the business.

Over the past 15 months, Mr. Burritt has demonstrated a worrying lack of focus on U.S. Steel’s operations. On the conference call for the Nippon sale announcement, the last public interaction management has had with investors, analysts noted that Big River’s EBITDA per ton was down roughly 59% and the mini-mill cost per ton was up roughly 23% following the 2021 Big River acquisition.12 Mr. Burritt’s response to this struck us as tone deaf: “[W]e feel absolutely wonderful about this Big River facility. And with Big River 2, it's going to be even more remarkable.”13 When U.S. Steel reported fourth quarter and full-year 2023 earnings only six weeks later, it revealed $12 million of costs related to Big River, which had the effect of reducing the mini-mill segment’s EBITDA to just $74 million.14 Unfortunately for Stockholders, the trend of excess costs at Big River has continued unabated. In October 2024, the Company disclosed that the Big River 2 capital project is now approximately $600 million over budget from its original estimated cost of $3 billion.15

9 Statement from Mr. Burritt, dated January 3, 2025, https://x.com/U_S_Steel/status/1875297386588746071.

10 Statement from Mr. Burritt, dated January 3, 2025, https://x.com/U_S_Steel/status/1875297386588746071.

11 Company Form 8-K, dated January 8, 2025, https://www.sec.gov/Archives/edgar/data/1163302/000116330225000007/x-20250108.htm.

12 U.S. Steel-Nippon Transaction Call, December 18, 2023.

13 U.S. Steel-Nippon Transaction Call, December 18, 2023.

14 Company press release, dated February 1, 2024, https://investors.ussteel.com/news-events/news-releases/detail/663/united-states-steel-corporation-reports-fourth-quarter-and#:~:text=Fourth%20quarter%202023%20adjusted%20net,or%20%244.73%20per%20diluted%20share.

15 Company Q3 2024 earnings presentation, dated October 31, 2024, https://d1io3yog0oux5.cloudfront.net/_bc440d3ad60e1e18fcba9a3f60778cf5/ussteel/db/3222/30243/presentation/Third+Quarter+2024+Earnings+Presentation+-+20241031+vFinal.pdf.

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Key Performance Metrics*
	Revenue Growth	Adjusted EBITDA Growth	CapEx Growth	Free Cash Flow Growth
U.S. Steel	15.1%	-33.4%	312.8%	-230.4%
Peer Median	35.5%	4.0%	48.5%	-28.8%
Relative Performance	-20.5%	-37.4%	264.3%	-201.6%

Source: FactSet.

*Key performance metrics measured from figures reported by U.S. Steel and peers from Q1 2021 to Q4 2024. These dates reflect the start of the economic recovery from COVID and the most recently reported quarter. Peers include Commercial Metals Company, Cleveland-Cliffs Inc., Reliance, Inc., Steel Dynamics, Inc. and Nucor Corporation.

In addition to unrelenting Big River cost overruns, U.S. Steel has also consistently missed earnings estimates over the past year and a half while lagging its peers. Notably, during Mr. Burritt’s tenure, the Company’s total shareholder returns have underperformed peers by a staggering 227.7%.

Total Shareholder Returns**
	1-Year	5-Year	Burritt CEO Tenure
U.S. Steel	-7.7%	-21.3%	13.5%
Peer Median	24.9%	180.6%	241.2%
Relative Performance	-32.2%	-201.9%	-227.7%

Source: FactSet and Bloomberg. Peers include Commercial Metals Company, Cleveland-Cliffs Inc., Reliance, Inc., Steel Dynamics, Inc. and Nucor Corporation.

**Total shareholder returns as of market close August 11, 2023, the last trading day prior to the Company’s disclosure of initiating a strategic alternatives process. Mr. Burritt’s election by the Board to assume the CEO role was announced May 10, 2017.

U.S. Steel is now in a dire state due to Mr. Burritt’s apparent inability to effectively manage the business and execute on his own strategy, resulting in underinvestment in the Company’s NAFR assets, underperformance at all of the other business segments – including mini-mill (Big River), USSE and Tubular – a rapidly deteriorating liquidity position, soft earnings and a contingency plan that involves shutting down most of the NAFR assets. Ancora believes a substantial and urgent reconstitution of the Company’s leadership and the development of a new strategy focused on maximizing the value of its NAFR assets are necessary.

We Believe the Ancora Slate and Proposed CEO Alan Kestenbaum Offer Stockholders and Stakeholders a Superior Future

The Board and management have led the Company down a road to nowhere, and as a result of their failed leadership, they have left the Company vulnerable. The path forward requires upgraded leadership that can effectively manage the Company’s valuable assets. Ancora has nominated a fit-for-purpose slate of nine highly qualified individuals who are able to draw on prior public company experience to help set a viable go-forward strategy. Our nominees include individuals with experience in corporate governance, executive leadership, finance, steel manufacturing, regulatory affairs and strategic transactions.

Importantly, the slate includes industry heavyweight Mr. Kestenbaum, the former Chairman and CEO of Stelco, as a CEO candidate for U.S. Steel. If our slate’s campaign is successful, Mr. Kestenbaum will bring to the role a uniquely close relationship with the USW, expertise in identifying and operating undervalued assets, and an unrelenting commitment to delivering the best possible results.

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Most notably, Mr. Kestenbaum has a history of turning U.S. Steel’s failed endeavors into successes. Look no further than what he accomplished at Stelco, an integrated steel company that U.S. Steel put into bankruptcy. Mr. Kestenbaum acquired Stelco for approximately $53 million and later sold it for more than $2.5 billion after successfully building an elite management team, restoring employee morale, optimizing and investing in the plants and assets, and ultimately creating an industry leader in the public market. Under Mr. Kestenbaum’s leadership, Stelco’s EBITDA margins continuously outperformed U.S. Steel despite tariff headwinds and major CapEx projects.16 Considering the significant underperformance of U.S. Steel’s operations and Mr. Burritt’s underwhelming results as a leader, we believe Mr. Kestenbaum represents a massive upgrade on all fronts.

If elected, our slate and its CEO candidate are committed to restoring U.S. Steel’s most iconic assets, improving the financial and operational performance of the business, and providing job security for U.S. Steel’s unionized workforce by:

•	Assembling an excellent management team full of operators who reside near facilities and plants and communicating a new vision to employees in all segments of the Company.

•	Implementing a new executive compensation scheme that is heavily weighted toward performance and incentivizes healthy annual revenue, earnings and cash flow growth.

•	Funding operational improvements with the Company’s owed merger termination fee, significant existing cash and available credit facilities, as well as the potential exploration of all options for the Company’s domestic non-union assets and non-core assets – thus avoiding the need for any investment, foreign or otherwise.

•	Rescuing and investing in the restoration of U.S. Steel’s legacy assets, including up to $1.5 billion to construct a new hot-strip mill at Mon Valley Works and $500 million to rebuild Blast Furnace #14 at Gary Works.

•	Reopening Granite City to produce one million tons of granulated iron per year, which is estimated to cost approximately $300 million.

•	Identifying and implementing asset optimization strategies and efficiencies.

•	Significantly reducing management and selling, general and administrative expenses, and doing away with the Company’s top-heavy, inefficient structure.

•	Repairing union relations, building on the strength of Mr. Kestenbaum’s existing relationships from Globe Specialty Metals, Inc. and Stelco, and reaching a new agreement with the USW ahead of the current agreement’s 2026 expiration to avert a labor disruption.

•	Reinvigorating the Company’s workforce to ensure employees are proud to work at U.S. Steel.

Mr. Kestenbaum and the other Ancora Nominees look forward to sharing additional information in the lead-up to the Annual Meeting regarding their proven operating plan to make U.S. Steel great again.

16 Bloomberg; Company filings.

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PROPOSAL 1

ELECTION OF DIRECTORS

According to the Company’s proxy statement, the Board currently consists of twelve (12) directors, all of whom have terms expiring at the Annual Meeting, with two (2) directors retiring at the Annual Meeting. The Company has nominated ten (10) directors for election at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our nine (9) independent, highly qualified nominees for election to the Board: Jamie Boychuk, Fredrick D. DiSanto, Robert P. Fisher, Jr., James K. Hayes, Alan Kestenbaum, Roger K. Newport, Shelley Y. Simms, Peter T. Thomas, and David J. Urban.

Assuming the Ancora Nominees receive sufficient votes to be elected to the Board, your vote to elect the Ancora Nominees will have the legal effect of replacing certain incumbent directors of the Company with the Ancora Nominees. If all nine (9) Ancora Nominees are elected, they will represent a majority of the members of the Board.

There is no assurance that any incumbent director will serve as a director if the Ancora Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees.

This Proxy Statement is soliciting proxies to elect not only the nine (9) Ancora Nominees, but also the Unopposed Company Nominee. We have previously provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

THE ANCORA NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five (5) years of each of the Ancora Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Ancora Nominees should serve as directors of the Company are set forth above in the section entitled “REASONS FOR THE SOLICITATION” and below. This information has been furnished to us by the Ancora Nominees. Each of the Ancora Nominees is a citizen of the United States of America. Mr. Boychuk is also a citizen of Canada.

Jamie Boychuk, age 47, has served as an independent consultant since February 2024. Mr. Boychuk most recently served as Executive Vice President of Operations at CSX Transportation, Inc. (“CSX”), a privately held freight railroad company and the principal operating subsidiary of CSX Corporation (NASDAQ: CSX), from October 2019 to August 2023. Earlier in his career at CSX, Mr. Boychuk served in various executive roles from May 2017 to October 2019, including as a Senior Vice President of Network Operations and Mechanical, Engineering, Intermodal, Senior Vice President of Network Operations, Vice President of Precision Scheduled Railroading Implementation and Intermodal Operations, Vice President of Precision Scheduled Railroading Implementation, Special Assistant to the CEO, Assistant Vice President of Service Design, and Assistant Vice President of Transportation. Previously, Mr. Boychuk served in various roles of increasing responsibility at Canadian National Railway Company (TSX: CNR, NYSE: CNI), a Canadian Class I freight railway, from September 1997 to March 2017, including as a General Manager, General Superintendent, and various roles as a Superintendent, Assistant Superintendent, Trainmaster, Manager Training, and Conductor. Mr. Boychuk received business and leadership certificates from the University of Notre Dame and Northwestern University’s Kellogg School of Management.

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Ancora believes that Mr. Boychuk’s extensive experience in rail transportation operations, numerous leadership roles, and proven track record of managing complex logistics and operational networks would make him a valuable addition to the Board.

Fredrick D. DiSanto, age 62, currently serves as the Chairman and Chief Executive Officer of Ancora Holdings, the direct and indirect parent company of Ancora Alternatives and certain other registered investment advisors, where he has served as the Chief Executive Officer since January 2006 and as Chairman since December 2014. Mr. DiSanto previously served as the Chief Executive Officer of Regional Brands Inc. (“Regional Brands”) (OTC: RGBD), a publicly-traded holding company focused on acquiring substantial ownership in regional companies with strong brand recognition, from November 2016 to March 2021. Prior to joining Ancora Holdings, Mr. DiSanto served as Executive Vice President and Manager of Fifth Third Bancorp (NASDAQ: FITB) (“Fifth Third”), a diversified financial services company, from January 2001 to June 2005. Prior to that, Mr. DiSanto served as the President and Chief Operating Officer of Maxus Investment Group (“Maxus”), an investment management firm, from 1998 to December 2000, which was acquired by Fifth Third in January 2001. Prior to that, Mr. DiSanto served as Managing Partner at Gelfand Partners Asset Management, an investment advisor, from 1991 until its merger with Maxus in 1997. Mr. DiSanto began his investment career at McDonald Investments, where he focused on Institutional Equity Sales. Mr. DiSanto has served on the board of directors of Ampco-Pittsburgh Corporation (NYSE: AP), a forged and cast engineered products and air and liquid processing company, since February 2022, The Eastern Company (NASDAQ: EML), a manager of industrial businesses that designs, manufactures and sells engineered solutions, since April 2016, and Regional Brands since November 2015. Mr. DiSanto has also served on the board of directors of Medical Mutual of Ohio, a privately-held health insurance company, since April 2014. Previously, Mr. DiSanto served on the board of directors of W.F. Hann & Sons, a heating servicing and air conditioning company, from April 2003 until its sale to Northwinds Services Group in November 2023, the Alithya Group inc. (NASDAQ: ALYA) (“Alithya”), a strategy and digital transformation company, from November 2018 to September 2021, and Edgewater Technology, Inc. (formerly NASDAQ: EDGW) (n/k/a Alithya Group inc.), from February 2017 until it was acquired by Alithya in November 2018. Mr. DiSanto also served on the board of directors of Axia NetMedia Corporation, an operator of fiber based internet and data networks, from February 2015 to July 2016, Lorain National Bank, a privately-held bank subsidiary of LNB Bancorp which was later acquired by Northwest Bancshares, Inc. (NASDAQ: NWBI), from October 2013 to August 2015, and Park View Federal Savings Bank, a regional bank that was later acquired by F.N.B. Corporation (NYSE: FNB), from August 2010 to October 2013. Mr. DiSanto also serves as the Chair of the Board of Trustees at Case Western Reserve University and is a former Chairman of the Board of Regents of St. Ignatius High School and a former Chairman and current Trustee of the Greater Cleveland Sports Commission, a non-profit formed to attract sporting events to generate economic benefits for Northeast Ohio. Mr. DiSanto holds a B.S. in Management Science from Case Western Reserve University and an M.B.A. from Weatherhead School of Management at the Case Western Reserve University.

Ancora believes that Mr. DiSanto’s financial expertise, background in international business and strategic planning, public board experience, knowledge of corporate governance and stockholder mindset make him a valuable addition to the Board.

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Robert P. Fisher, Jr., age 70, serves as President and CEO of George F. Fisher, Inc., a private investment company that manages a portfolio of public and private investments, since January 2002. Mr. Fisher previously served in various positions at Goldman Sachs Group Inc. (NYSE: GS), a global investment banking firm, from 1982 to 2001, including as Managing Director and head of the Investment Banking Mining Group, and earlier as head of the Canadian Corporate Finance and Investment Banking units. Earlier in his career, Mr. Fisher served as Assistant Vice President of Warburg Paribas Becker, an investment banking firm, from September 1978 to June 1982. Mr. Fisher previously served as a member of the board of directors of Cleveland-Cliffs Inc. (NYSE: CLF), an American steel manufacturer, from July 2014 to May 2024, including as a member of the Governance and Nominating Committee from 2020 to 2024, a member of the Audit Committee from 2014 to 2024, and Chair of the Compensation Committee from 2014 to 2018, and CML Healthcare, Inc. (formerly TSX: CLC), a diagnostic and laboratory services provider, from 2010 to 2013, including as the Chair of the Human Resources and Compensation Committee and as a member of the Nominating and Corporate Governance and Audit Committees. Mr. Fisher received a B.A. from Dartmouth College and an M.A.L.D. (Master of Arts in Law and Diplomacy) from Tufts University.

Ancora believes that Mr. Fisher’s vast experience in the investment and finance industries, including his public board experience and steel industry expertise, would make him a valuable addition to the Board.

Dr. James K. Hayes, age 63, has served as a member of the board of directors of Marine Electric Systems, Inc., a privately-held manufacturer of monitoring and control systems, since October 2019 and as Chief Financial Officer of Gulf Coast Sand LLC, a premier producer of sand and gravel for the construction, industrial and energy sectors, since March 2022. Dr. Hayes previously served as Vice President of Westinghouse Air Brake Technologies Corporation (NYSE: WAB), a provider of technology-based equipment, systems, and services for the freight rail and passenger transit vehicle industries, from August 2015 to January 2019. Prior to this, Dr. Hayes served as Assistant Vice President of the Federal Reserve Bank of Richmond, one of the 12 regional Reserve Banks in the United States, from October 2009 to August 2015. Dr. Hayes previously served as a senior executive of several companies, including Eaton Corporation PLC (NYSE: ETN), a multinational power management company, from November 2006 to October 2009; Tyco Fire & Security, LLC (a subsidiary of Tyco International plc, n/k/a Johnson Controls International PLC (NYSE: JCI)), a provider of fire safety and fire suppression solutions, from 2003 to 2006; and Motorola Solutions, Inc. (NYSE: MSI), a technology, communications, and security company, from 1998 to 2002. Dr. Hayes received a B.S.F.S. (Bachelor of Science in Foreign Service) in International Economics from Georgetown University, an M.P.A. in Economics and Policy from Princeton University, an M.B.A. in Finance and Accounting from the University of Chicago, and a D.B.A. in Management from Case Western Reserve University.

Ancora believes that Dr. Hayes’ financial, business analysis and management skills, extensive strategic planning and marketing experience, as well as his diverse educational background, make him well qualified to serve on the Board.

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Alan Kestenbaum, age 63, has served as Founder and Chief Executive Officer of Bedrock Industries Group LLC, a privately funded holding company that owns and operates assets in the metals, mining, and natural resources sectors, since January 2016. Mr. Kestenbaum has been a minority owner and limited partner of the Atlanta Falcons, a professional American football team, since March 2019, and the Tampa Bay Lightning, a professional ice hockey team, since December 2024. Mr. Kestenbaum previously served as Chief Executive Officer of Stelco Holdings Inc. (formerly TSX: STLC) (“Stelco Holdings”), a Canadian steel company, from July 2017 to February 2019, and returned to the position in February 2020 until its acquisition by Cleveland-Cliffs Inc. (NYSE: CLF) in December 2024. Prior to Stelco Holdings, Mr. Kestenbaum served as Founder and Chief Executive Officer of Globe Specialty Metals, Inc. (n/k/a Ferroglobe PLC (NASDAQ: GSM)) (“Globe Specialty”), a producer of silicon metal and silicon-based specialty alloys, from December 2004 to July 2008. Prior to that, Mr. Kestenbaum served as Founder and Chief Executive Officer of Marco International Corp. and its affiliates, a finance trading group specializing in metals, minerals and other raw materials, from 1985 to 2001. Mr. Kestenbaum began his career in metals as a Trader at Philipp Brothers, a global commodities trading company, from 1984 to 1985, and at Glencore, Inc., a globally diversified natural resource company, from 1983 to 1984. Mr. Kestenbaum also served as Executive Chairman of the board of directors of Stelco Holdings from July 2017 to December 2024, Globe Specialty from December 2004 to December 2015, and following Globe Specialty’s merger with FerroAtlantica SA, Mr. Kestenbaum continued in his role as Executive Chairman at the newly formed Ferroglobe PLC from December 2015 to December 2016. Mr. Kestenbaum received a B.A. in Economics from Yeshiva University.

Ancora believes that Mr. Kestenbaum’s extensive experience in the steel industry and natural resources sector from financial, distribution, operating and management perspectives, as well as his public board experience, makes him well qualified to serve on the Board.

Roger K. Newport, age 60, has served as a member of the board of directors of American Financial Group, Inc. (NYSE: AFG), a financial services holding company, since February 2024, Alliant Energy Corporation (NASDAQ: LNT) (“Alliant”), a public utility holding company, and two Alliant subsidiaries, Interstate Power and Light Company and Wisconsin Power and Light Company, since July 2018. Mr. Newport previously served as Chief Executive Officer of AK Steel Holding Corporation (formerly NYSE: AKS) (“AK Steel”), an American steelmaking and manufacturing company, from January 2016 to March 2020, when he retired in connection with the acquisition of AK Steel by Cleveland-Cliffs Inc. During his time at AK Steel, Mr. Newport served in various executive roles from 2010 to 2015, including Executive Vice President, Finance and Chief Financial Executive Officer; Senior Vice President, Finance and Chief Financial Officer; Vice President, Finance and Chief Financial Officer; and Vice President, Business Planning and Development. Mr. Newport began his career at AK Steel in 1985 where he served in several roles, including Controller and Chief Accounting Officer, Assistant Treasurer, Investor Relations, Manager – Financial Planning and Analysis, Product Manager, Senior Product Specialist and Senior Auditor. Mr. Newport previously served as a member of the board of directors of AK Steel from January 2016 to March 2020. Mr. Newport also served as Chairman of the board of directors of American Iron and Steel Institute, a trade association of North American steel producers, from January 2016 to March 2020, and as a member of the Executive Board of the World Steel Association, and the Steel Market Development Institute CEO Group. Mr. Newport received a B.A. in Accounting from the University of Cincinnati and an M.B.A. from the Williams College of Business at Xavier University.

Ancora believes that Mr. Newport’s significant experience in leadership roles, including finance, operations, sales and marketing, of a major and complex manufacturing company, coupled with his steel industry expertise and public company board experience, makes him well qualified to serve on the Board.

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Shelley Y. Simms, age 56, has served as General Counsel and Chief Compliance Officer of Xponance, Inc. (“Xponance”), a multi-strategy investment firm, since August 2004, as well as Chief Compliance Officer of Xponance Alts Solutions, LLC, Xponance’s affiliated private equity advisor, since September 2021. She also serves as Chairperson of Xponance’s Compliance Operations Risk Committee and a member of its Senior Management and Investment Governance Committees. Ms. Simms previously served as an independent legal consultant to Aramark (NYSE: ARMK), a food services and facilities management provider, from 2002 to 2004. Prior to that, Ms. Simms served as Assistant Deputy General Counsel of Comcast Corporation (NASDAQ: CMCSA), a global media and technology company, from 1998 to 2001, and an Associate at Ballard Spahr Andrews & Ingersoll, LLP, a national law firm, from 1996 to 1998. Early in her career, Ms. Simms served as a law clerk to the Honorable Theodore. A. McKee on the United States Court of Appeals for the Third Circuit in Philadelphia, Pennsylvania. Ms. Simms has served as a member of the board of directors of 1st Colonial Community Bank, a subsidiary of 1st Colonial Bancorp, Inc. (“1st Colonial”) (OTC: FCOB), and 1st Colonial, since July 2021, where she serves on the Audit and Compensation Committees. Ms. Simms has also served as an Independent Trustee of City National Rochdale Funds, a mutual fund series, since September 2023 and The Pop Venture Fund, a closed-end investment management company, since July 2024. Ms. Simms was appointed Commissioner and later elected Chairperson of the Commonwealth of Pennsylvania State Ethics Commission, an independent state agency, from January 2018 to November 2023. Ms. Simms has served as a member of the board of trustees of Byerschool Foundation since October 2022. Ms. Simms received a B.A. from Brown University and a J.D. from Harvard Law School.

Ancora believes that Ms. Simms’s extensive legal, compliance and corporate governance expertise, leadership experience in the investment management, education, and public service sectors, and significant board experience make her well qualified to serve on the Board.

Peter T. Thomas, age 69, has served as a member of the board of directors of Berry Global Group, Inc. (NYSE: BERY), a global manufacturer and marketer of plastic packaging products, where he serves on the Compensation and Talent Development Committee and the Capital Allocation Advisory Committee, since February 2023. Mr. Thomas previously served as Chairman of the board of directors, President and Chief Executive Officer of Ferro Corporation (formerly NYSE: FOE) (“Ferro”), a producer of technology-based performance materials, from April 2013, and as President and Chief Executive Officer from November 2012, until April 2022, when it was acquired by Prince International Corporation. Mr. Thomas served in various roles at Ferro from 1999 to 2012, including as Operating Vice President of the Polymer and Ceramic Engineered Materials Group, Director of Sales for Polymer Additives, Commercial Director for Performance and Fine Chemicals, and Vice President of Organic Specialties. Prior to Ferro, Mr. Thomas served in various roles at Witco Corporation (formerly NYSE: WIT), a specialty chemical products manufacturing company, from 1991 to 1998, including as Vice President of the Oleochemical-Derivatives business unit, Vice President of Sales, and Global Market Director. Earlier in his career, Mr. Thomas served as Executive Vice President at Inland Leidy Inc., a specialty chemical production and distribution company, from 1988 to 1991, as Business Manager at GAF Materials Corporation, a manufacturer of specialty chemicals and roofing materials, from 1982 to 1988, and in a research and development role at Noxell Corporation (f/k/a Noxzema Chemical Company), a manufacturer of household and cosmetic products which was acquired by The Procter & Gamble Company (NYSE: PG), from 1977 to 1982. Mr. Thomas also previously served as a member of the board of directors of Innophos Holdings, Inc. (formerly NASDAQ: IPHS), a producer of specialty food and nutrition ingredients, from January 2016 until its sale to One Rock Capital Partners, LLC in February 2020, including serving as its lead director from December 2017 to February 2020 and as a member of its Audit and Nominating and Governance Committees from January 2016 to February 2020. Mr. Thomas received a B.S. in Chemistry and Biochemistry from Duquesne University and an M.B.A. in Finance and Marketing from Loyola University.

Ancora believes that Mr. Thomas’s significant senior executive management and public company board experience along with his proven ability to drive value-creating strategies would make him a valuable asset to the Board.

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David J. Urban, age 60, has served as Managing Director of BGR Group, a lobbying and public relations firm, since April 2022. Mr. Urban has also served as Of Counsel of Torridon Law PLLC, a law firm, since June 2024, and as a Senior Advisor to Gothams LLC, a provider of emergency response services, since January 2022. Mr. Urban has been a Senior Political Contributor for Cable News Network (CNN), a subsidiary of Warner Bros. Discovery, Inc. (NASDAQ: WBD), a global media and news organization, since January 2018. Previously, Mr. Urban served as Executive Vice President, North American Corporate Affairs of ByteDance Ltd., a global internet technology company and parent of TikTok, from July 2020 to January 2022, and President at American Continental Group, Inc., a government affairs consulting firm, from January 2002 to July 2020. Mr. Urban previously served as an Adjunct Faculty Member at the Heinz College at Carnegie Mellon University from January 2003 to December 2005, and as Chief of Staff for U.S. Senator Arlen Specter (R-PA) from January 1997 to January 2002. Prior to this, Mr. Urban served as an Attorney at Ballard Spahr Andrews & Ingersoll LLP, a national law firm, from August 1994 to December 1996, and as an Officer in the U.S. Army from May 1986 to June 1991. Mr. Urban has served as a member of the board of directors of Eos Energy Enterprises, Inc. (NASDAQ: EOSE), a provider of zinc-powered energy storage solutions, since December 2024, and Virtu Financial, Inc. (NASDAQ: VIRT), a global market maker and financial services firm, since January 2019. Mr. Urban has served as a member of the board of directors of SubCom LLC, a provider of subsea fiber optic data cables, since May 2020. Mr. Urban has also served as a member of the Global Advisory Council at Coinbase Global, Inc. (NASDAQ: COIN), a cryptocurrency exchange, since November 2023. Mr. Urban has also served as a member of the Advisory Board of Voyager Technologies, Inc., a national security and space exploration company, since August 2024, and a member of the Advisory Board of REGENT Craft, Inc., developer of electric seagliders for coastal transportation since January 2023. Mr. Urban previously served as a member of the board of directors of Stratolaunch, LLC, an aerospace company, from March 2020 to January 2024, and Sparton Corporation, a provider of maritime electronic systems, from March 2020 to April 2021 and FSD Pharma (NASDAQ: HUGE), a pharma research company from November 2018 to October 2020. Mr. Urban previously served as a member of the board of trustees of the U.S. Military Academy at West Point from August 2019 to September 2021. Mr. Urban received a B.S. from the United States Military Academy at West Point, a J.D. from Temple University School of Law, and an M.P.A. from the University of Pennsylvania. Mr. Urban’s father was a lifelong member of USW Local #1211 in Aliquippa, PA, and was employed by Jones & Laughlin Steel and its successor, LTV, working in a variety of roles in the industry from metallurgist in the Tin Mill to Boilermaker at the Aliquippa Works until it closed.

Ancora believes that Mr. Urban’s extensive leadership experience across diverse sectors, including government affairs, media, technology, and energy, his proven track record of strategic decision-making on numerous corporate and nonprofit boards, as well as his family ties to the American steel industry, make him well qualified to serve on the Board.

Ancora believes that each Ancora Nominee presently is, and if elected as a director of the Company, each Ancora Nominee would qualify as, an “independent director” within the meaning of (i) applicable New York Stock Exchange (“NYSE”) listing standards applicable to board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, Ancora acknowledges that no director of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, Ancora acknowledges that if any Ancora Nominee is elected, the determination of the Ancora Nominee’s independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board. No Ancora Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

We do not expect that any of the Ancora Nominees will be unable to stand for election, but, in the event any Ancora Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed GOLD universal proxy card or GOLD voting instruction form will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Ancora Nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of Common Stock represented by the enclosed GOLD universal proxy card or GOLD voting instruction form will be voted for such substitute nominee(s). In the event Ancora nominates substitute and/or additional nominees, as applicable, prior to the Annual Meeting, it will file an amended proxy statement identifying such nominees, disclosing whether such nominees have consented to being named in the revised proxy statement and to serve as a director of the Company if elected, and otherwise disclose such other information required by applicable law.

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Ancora and U.S. Steel will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Each of the Ancora Nominees has consented to being named as a nominee for election as a director of the Company in any proxy statement relating to the Annual Meeting. Stockholders will have the ability to vote for up to ten (10) nominees on Ancora’s enclosed GOLD universal proxy card or GOLD voting instruction form. Any Stockholder who wishes to vote for any combination of the Ancora Nominees and the Company’s nominees may do so on the enclosed GOLD universal proxy card or GOLD voting instruction form. There is no need to use the Company’s WHITE universal proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for fewer than ten (10) nominees or for any combination (up to ten (10) total) of the Ancora Nominees and the Company’s nominees on the GOLD universal proxy card or GOLD voting instruction form. However, if Stockholders choose to vote for any of the Company’s nominees, we recommend that Stockholders vote in favor of the Unopposed Company Nominee, who we believe is sufficiently qualified to serve as a director, to help achieve a Board composition that we believe is in the best interest of all Stockholders. There is no need to use the Company’s WHITE universal proxy card or voting instruction form, regardless of how you wish to vote. However, Ancora urges Stockholders to vote using our GOLD universal proxy card or GOLD voting instruction form “FOR” all of the Ancora Nominees.

The Company nominee that Ancora does not oppose and believes is sufficiently qualified to serve as a director with the Ancora Nominees is the Unopposed Company Nominee. Certain information about the Unopposed Company Nominee is set forth in the Company’s proxy statement. Ancora is not responsible for the accuracy of any information provided by or relating to U.S. Steel or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, U.S. Steel or any other statements that U.S. Steel or its representatives have made or may otherwise make.

Other than as stated in this Proxy Statement and accompanying materials, there are no arrangements or understandings among the Participants or any other person or persons pursuant to which the nomination of the Ancora Nominees described herein is to be made, other than the consent by each of the Ancora Nominees to be named as a nominee in any proxy statement relating to the Annual Meeting and to serve as a director of the Company if elected as such at the Annual Meeting.

INTERESTS IN THE SOLICITATION

The Ancora Nominees may be deemed to have an interest in their nominations for election to the Board by virtue of the compensation that the Ancora Nominees will receive from the Company as a director, if elected to the Board, and as described below. We expect that the Ancora Nominees, if elected, will be indemnified for their service as directors of the Company to the same extent indemnification is provided to the current directors of the Company under the Bylaws and Amended and Restated Certificate of Incorporation (the “Charter”) and be covered by the policy of insurance which insures the Company’s directors and officers.

Other than as set forth in this Proxy Statement, including in Annex A and Schedule I (which are incorporated herein by reference), no Participant, or any associate of any Participant, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

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Arrangements among the Participants

Ancora has entered into letter agreements (the “Nomination Agreements”) with each of the Ancora Nominees, except Mr. DiSanto, pursuant to which it has agreed to indemnify such Ancora Nominees against claims arising from the solicitation of proxies from the Company’s Stockholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against such Ancora Nominee in his or her capacity as a director of the Company, if so elected. Pursuant to each of the Nomination Agreements, Ancora has agreed to pay each of the Ancora Nominees (i) $25,000 in cash upon the submission to the Company of a notice nominating each of the Ancora Nominees for election at the Annual Meeting and (ii) $25,000 in cash upon the filing of a definitive proxy statement with the SEC. Pursuant to the Nomination Agreements, each of the Ancora Nominees, except Mr. DiSanto, agreed, among other things, to coordinate with Ancora with respect to any public disclosure regarding the nomination, devote the time and energy reasonably necessary to participate in a solicitation by Ancora and its affiliates relating to such nomination and not to withdraw from their nomination prior to the Annual Meeting, consent to being nominated to the Board other than by Ancora or serve as a director of the Company without the approval of Ancora.

According to the Company’s proxy statement, a plurality of votes cast is the voting standard for the election of directors.

Other than as set forth in this Proxy Statement, there are no agreements, arrangements or understandings between or among Ancora and the Ancora Nominees or any other person or persons pursuant to which the nominations described herein are to be made, other than the consent by each of the Ancora Nominees to be named as a nominee of Ancora Catalyst Institutional in any proxy statement relating to the Annual Meeting and serving as a director of the Company if elected. Other than as set forth in this Proxy Statement, none of the Ancora Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

Potential Change in Control

If we are successful in obtaining stockholder approval for the election of six (6) or more of the Ancora Nominees at the Annual Meeting, then a “Change in Control” of the Company may be deemed to have occurred under the Company’s Change in Control Severance Plan (the “CIC Plan”). According to the Company’s proxy statement and based on a review of the CIC Plan, such a Change in Control (as defined in the CIC Plan) may trigger certain change of control provisions or payments contained therein as described below.

All of the Company’s Named Executive Officers (“NEOs”) are covered by the CIC Plan. Pursuant to the CIC Plan, as described in the Company’s proxy statement, a “Change in Control” may occur under certain circumstances, including a change in the majority of the Board. In addition to severance benefits paid under the CIC Plan, as described below and in the Company’s proxy statement, all long-term incentive awards would vest upon a Change in Control and a termination of employment, and benefits would be paid according to the terms of each benefit plan.

Generally, payments under the CIC Plan are triggered upon the occurrence of both a Change in Control of the Company and termination of the executive’s employment by the Company other than for cause. Payments are also triggered if the executive terminates his or her employment for Good Reason (as defined below); however, the Good Reason termination must also involve an actual Change in Control.

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Following a Change in Control, if there is a termination by the Company (other than for cause or disability) or by the executive for Good Reason, the executive is entitled to the following benefits: accrued compensation and benefits; cash severance; supplemental retirement benefit; welfare benefits; outplacement services; and legal fees (reimbursement for legal fees incurred in contesting or disputing a termination of employment or seeking to enforce any right or benefit under the CIC Plan or in connection with any tax audit relating to Sections 4999 (excise taxes) or 409A (deferred compensation) of the Internal Revenue Code (the “Code”).

A “Good Reason” termination involves a voluntary termination following any of these events: assignment of duties inconsistent with the executive’s position; reduction in base salary; relocation in excess of 50 miles from the executive’s current work location; failure to continue all of the Company’s employee benefit, incentive compensation, bonus, stock option and stock award plans, programs, policies, practices or arrangements in which the executive participates, or to continue the executive’s participation therein at amounts and levels relative to other participants; failure of the Company to obtain agreement from any successor to the Company to assume and perform the CIC Plan; or any termination that is not effected pursuant to a notice of termination (a notice of termination is to be given by the Company in connection with any termination for cause or disability, and the executive must give a notice of termination in connection with a termination for Good Reason).

As mentioned above, a “double trigger” must occur prior to the Company incurring any liability under the CIC Plan; that is, for there to be payments under the CIC Plan, both of the following must occur: (i) a termination and (ii) a Change in Control (or, in some cases, a Change in Control that meets the requirements of Section 409A of the Code (a “409A Change in Control”)).

Cash severance is one of the payments made to executives under the CIC Plan in the event of a termination in connection with a Change in Control. Under the plan, payment would be made in a lump sum amount equal to 2.5 times (for Mr. Burritt) or 2 times (for the other NEOs) the sum of base salary plus the current target under the annual incentive compensation program (or, if higher than the target, the average short-term incentive compensation for the prior three years). To receive any benefits under the CIC Plan, the executive must execute an agreement containing a general release of claims and confidentiality, non-disparagement and non-solicitation provisions.

Restricted stock units require a termination in connection with a Change in Control in order for vesting to be accelerated. Unvested restricted stock units would not be forfeited if (i) employment is terminated during a potential change in control period by the Company for other than cause or disability or by the executive for good reason and (ii) a 409A Change in Control occurs within twenty-four months following the commencement of the potential change in control period.

Performance awards require a termination in connection with a Change in Control in order for vesting to be accelerated. The performance period would end upon the Change in Control, but the awards would not vest until the earlier to occur of a termination within 24 months of the change in control or the normal vesting date. Unvested performance awards would not be forfeited if (i) employment is terminated during a potential change in control period by the Company for other than cause or disability or by the executive for good reason and (ii) a 409A Change in Control occurs within twenty-four months following the commencement of the potential change in control period. Unless otherwise determined by the Compensation & Organization Committee (the “Compensation Committee”) at the time of grant, scheduled vesting dates for performance-based awards are not affected by a Change in Control, and all awards remain payable on the dates provided in the underlying award agreements and the applicable plan.

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For the special performance-based RSU awards granted to Messrs. Burritt, Buckiso, Bruno and Holloway in December 2021 and to Ms. Graziano in August 2022, the award would fully vest in the event of a voluntary termination with consent or termination in connection with a Change in Control. In the event of a voluntary termination, including retirement, or an involuntary termination not for cause, disability, or death, a pro-rated number of the RSUs would vest based on the number of complete months worked during the performance period. Payment of any vested RSUs is subject to achievement of the performance criteria.

In the event of a termination in connection with a Change in Control, the CIC Plan also provides for the payment of reasonable costs for outplacement services (two year maximum) for all terminations following a Change in Control. Gross-up payments are not provided to cover excise taxes imposed under Section 4999 of the Code for an executive who receives compensation under a Change in Control termination scenario.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE ANCORA NOMINEES ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD OR GOLD VOTING INSTRUCTION FORM.

IF YOU MARK FEWER THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED “FOR” THOSE NOMINEES YOU HAVE SO MARKED AND DEFAULT TO A “WITHHOLD” VOTE WITH RESPECT TO ANY NOMINEE LEFT UNMARKED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE NINE (9) ANCORA NOMINEES AND THE UNOPPOSED COMPANY NOMINEE.

IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

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PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is asking the Stockholders, on an advisory basis, to approve the compensation of the NEOs listed in the compensation tables of the Company’s proxy statement:

“RESOLVED, that the stockholders of United States Steel Corporation approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in U. S. Steel’s proxy statement for the 2025 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, compensation tables and narrative discussions.”

As discussed in the Company’s proxy statement, the Company intends to offer this non-binding advisory vote—commonly known as a “say on pay” vote—at each of the Company’s annual meetings. According to the Company’s proxy statement, although the vote is not binding, the Company and its Board welcome the Stockholders’ views on the compensation of the Company’s NEOs and will carefully consider the outcome of this advisory vote consistent with the best interests of all Stockholders.

According to the Company’s proxy statement, the Board will consider the proposal approved if a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting approve the proposal. Abstentions and broker non-votes, if any, will have no effect on the vote.

WE [MAKE NO RECOMMENDATION WITH RESPECT TO] THIS PROPOSAL AND INTEND TO VOTE OUR SHARES [“FOR” / “AGAINST”] THIS PROPOSAL.

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PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, under the authority provided by its charter, the Audit Committee has appointed PwC as the independent registered public accounting firm for the Company for the current fiscal year. Although action by the Stockholders in this matter is not required by law or the Company’s Bylaws, the Audit Committee seeks stockholder ratification of this appointment in light of the important role played by the independent registered public accounting firm in maintaining the integrity of the Company’s financial controls and reporting.

If the appointment of PwC is not ratified by the Stockholders, then the Audit Committee will reconsider its appointment and review its future selection of an independent registered public accounting firm, but may still decide to maintain its appointment of PwC. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and the Stockholders. PwC has served as the independent auditor of the Company for many years. The Company believes that PwC’s knowledge of the Company’s business and its organization gained through this period of service is quite valuable. Partners, including the lead engagement partner, and employees of PwC assigned to the Company engagement are periodically rotated.

The Company expects representatives of PwC to be present at the annual meeting with an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

According to the Company’s proxy statement, the ratification of the appointment of PwC as the Company’s independent registered public accounting firm requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes, if any, will have no effect on the vote.

WE [MAKE NO RECOMMENDATION WITH RESPECT TO] THIS PROPOSAL AND INTEND TO VOTE OUR SHARES [“FOR” / “AGAINST”] THIS PROPOSAL.

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PROPOSAL 4

APPROVAL OF AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE COMPENSATION PLAN

As discussed in further detail in the Company’s proxy statement, the United States Steel Corporation 2016 Omnibus Incentive Compensation Plan (the “2016 Plan”) was initially adopted by the Board on February 22, 2016, and approved by the Stockholders on April 26, 2016. The 2016 Plan was last amended on April 27, 2021, to increase the number of shares authorized for issuance and to make certain other changes. No awards may be granted under the 2016 Plan after April 26, 2026.

On February 27, 2025, the Board, upon recommendation of the Compensation Committee, approved and adopted an amendment and restatement of the 2016 Plan (the “Amended and Restated Plan” or the “Plan”), subject to approval by the Stockholders at the Annual Meeting. The Amended and Restated Plan authorizes the issuance of an additional 9,730,000 shares of common stock under the Plan and permits grants to be made for ten (10) years from the date of stockholder approval. In all other respects, the terms of the Amended and Restated Plan are the same as the 2016 Plan.

According to the Company’s proxy statement, the amendment of the 2016 Plan requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes, if any, will have no effect on the vote.

WE [MAKE NO RECOMMENDATION WITH RESPECT TO] THIS PROPOSAL AND INTEND TO VOTE OUR SHARES [“FOR” / “AGAINST”] THIS PROPOSAL.

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PROPOSAL 5

APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR LIMITED OFFICER EXCULPATION

As discussed in further detail in the Company’s proxy statement, the Company is seeking stockholder approval for an amendment to the Eleventh Article of the Charter to provide exculpation from liability for the officers from certain claims of breach of the fiduciary duty of care, similar to protections currently available to directors of the Company (the “Proposed Charter Amendment”). A copy of the Proposed Charter Amendment, marked with strike-outs to show the deletions and underlined text to show additions, is included in the Company’s proxy statement.

According to the Company’s proxy statement, approval of the Proposed Charter Amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock as of the Record Date. Abstentions and broker non-votes will have the same effect as a vote “against” the Proposed Charter Amendment.

WE [MAKE NO RECOMMENDATION WITH RESPECT TO] THIS PROPOSAL AND INTEND TO VOTE OUR SHARES [“FOR” / “AGAINST”] THIS PROPOSAL.

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NO APPRAISAL OR DISSENTER’S RIGHTS

Stockholders will not have rights of appraisal or similar dissenter’s rights with respect to any matters identified in this Proxy Statement to be acted upon at the Annual Meeting.

VOTING AND PROXY PROCEDURES

Only Stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares after the Record Date. Each share entitles the holder to one vote on each of the matters to be voted upon at the Annual Meeting. Based on publicly available information, Ancora believes that the only class of stock of the Company entitled to vote at the Annual Meeting is its Common Stock.

Shares of Common Stock represented by properly executed GOLD universal proxy cards or GOLD voting instruction forms will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Ancora Nominees and the Unopposed Company Nominee, [FOR / AGAINST] the approval, on a non-binding advisory basis, of compensation paid to certain executive officers, [FOR / AGAINST] the ratification of PwC as the Company’s independent registered public accounting firm for the Company’s year ending December 31, 2025, [FOR / AGAINST] the approval of the Amended and Restated Plan and [FOR / AGAINST] the approval of the Proposed Charter Amendment.

The Company has an annually elected Board with ten (10) directors standing for election at the Annual Meeting. We are soliciting proxies to elect not only the nine (9) Ancora Nominees, but also the Unopposed Company Nominee. Ancora and U.S. Steel will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders will have the ability to vote for up to ten (10) nominees on Ancora’s enclosed GOLD universal proxy card or GOLD voting instruction form. Any Stockholder who wishes to vote for any combination of the Ancora Nominees and the Company’s nominees may do so on the enclosed GOLD universal proxy card or GOLD voting instruction form. There is no need to use the Company’s WHITE universal proxy card or voting instruction form, regardless of how you wish to vote.

Stockholders are permitted to vote for fewer than ten (10) nominees or for any combination (up to ten (10) total) of the Ancora Nominees and the Company’s nominees on the GOLD universal proxy card or GOLD voting instruction form. However, if Stockholders choose to vote for any of the Company’s nominees, we recommend that Stockholders vote in favor of only the Company’s nominee who we believe is most qualified to serve as director—the Unopposed Company Nominee—to help achieve a Board composition that we believe is in the best interest of all Stockholders. We recommend that Stockholders do not vote for any of the Company’s nominees other than the Unopposed Company Nominee. Among other potential consequences, voting for Company nominees other than the Unopposed Company Nominee may result in the failure of one or more of the Ancora Nominees to be elected to the Board.

We believe that voting on the GOLD universal proxy card or GOLD voting instruction form provides the best opportunity for Stockholders to elect all of the Ancora Nominees and achieve the best Board composition overall. Ancora therefore urges Stockholders to use our GOLD universal proxy card or GOLD voting instruction form to vote “FOR” the nine (9) Ancora Nominees.

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IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED “FOR” THOSE NOMINEES YOU HAVE SO MARKED AND DEFAULT TO A “WITHHOLD” VOTE WITH RESPECT TO ANY NOMINEE LEFT UNMARKED.

In the event that we withdraw our nomination of the Ancora Nominees or abandon its solicitation, any votes cast in favor of the Ancora Nominees will be disregarded and not be counted, whether such vote is provided on the Company’s WHITE proxy card or voting instruction form or our GOLD universal proxy card or GOLD voting instruction form. With respect to votes cast in favor of the Company’s nominees or on matters other than the election of directors, in the event that we withdraw our nomination of the Ancora Nominees or abandon our solicitation, we will still submit such votes to the independent inspector.

VIRTUAL MEETING

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Stockholders will not be able to attend the Annual Meeting in person.

The Company has disclosed that the Annual Meeting will be held online via a live audio webcast at www.cesonlineservices.com/x25_vm. According to the Company’s proxy statement, to attend the virtual Annual Meeting as a Stockholder and have the ability to vote and/or submit a comment or question, you must pre-register no later than [•] a.m. ET on [•], 2025.

If your shares are held by a broker, then the broker will ask you how you want your shares to be voted. You may instruct your broker or other nominee to vote your shares by following instructions that the broker or nominee provides to you. Most brokers offer voting by mail and online. You may submit new voting instructions by contacting your broker or other nominee or by voting at the Annual Meeting. Please note that in order to attend and vote at the Annual Meeting, you must have pre-registered for the meeting no later than [•], 2025 at [•] a.m. ET and provide a ‘‘legal proxy” from your broker or nominee. Once you have pre-registered, you will receive a confirmation e-mail with information on how to attend and vote at the meeting.

If your shares are held in the Company’s 401(k) plans, you may instruct the plan trustee on how to vote your shares in the 401(k) plan online, by mail, or by telephone as described above for shares held of record, except that if you vote by mail, then the card you use will be a GOLD voting instruction form rather than a GOLD universal proxy card. In addition, if you participate in the United States Steel Corporation Savings Fund Plan for Salaried Employees (the “Savings Plan”) or the Big River Steel 401(k) Plan (the “Big River Steel Plan”), your vote will apply to a proportionate number of other shares held by participants in such 401(k) plans for which voting directions are not received.

All participants are fiduciaries under the terms of the 401(k) plans and under the Employee Retirement Income Security Act (“ERISA”) for the limited purpose of voting shares credited to their accounts. Under ERISA, fiduciaries are required to act prudently in making voting decisions.

If you are a participant in the Savings Plan or the Big River Steel Plan and you do not vote online or by telephone by 11:59 p.m. ET on [•], 2025, or if your mailed ballot is not received by [•], 2025, then your shares and the other undirected shares will be voted in the same proportion for or against such item as those participants for which voting directions are received. You will not be able to vote your shares personally at the Annual Meeting. If you are a participant in the USS 401(k) Plan for USW-Represented Employees and you do not vote online or by telephone by 11:59 p.m. ET on [•], 2025, or if your mailed ballot is not received by [•], 2025, then your shares will not be voted, as the trustee of this plan is not permitted to vote plan shares without holder direction.

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Because of the expected contested nature of the solicitation, it is very important that you direct the plan trustee how to vote your shares in your 401(k) plan. Ancora recommends that you use the GOLD voting instruction form to direct your plan trustee to vote your shares “FOR” ONLY the election of the Ancora Nominees (Jamie Boychuk, Fredrick D. DiSanto, Robert P. Fisher, Jr., James K. Hayes, Alan Kestenbaum, Roger K. Newport, Shelley Y. Simms, Peter T. Thomas, and David J. Urban). Ancora strongly urges you NOT to vote using any WHITE voting instruction form that may be sent to you by the Company and strongly urges you NOT to support the election of the Company’s nominees, other than the Unopposed Company Nominee. Ancora makes no recommendation with respect to your votes on the election of the Unopposed Company Nominee ([•]).

STOCKHOLDERS OF RECORD

You may vote your shares by using one of the methods listed below. Ancora strongly urges you to vote using the GOLD universal proxy card or GOLD voting instruction form, and to discard and NOT vote using any WHITE proxy card sent to you by the Company.

Online. You may vote online at the website specified on the GOLD universal proxy card you receive and follow the instructions there. You will need the control number included on your GOLD universal proxy card.

By telephone. You may submit your proxy by touch-tone telephone by dialing the toll-free number indicated on your GOLD universal proxy card. You will need to enter the control number shown on your GOLD universal proxy card.

By mail. If you received or requested paper copies of your GOLD proxy materials, then you should sign, date, and return each GOLD universal proxy card you receive in the postage-paid envelope provided. Sign your name exactly as it appears. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee, or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), then the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

At the Meeting. We strongly encourage you to vote your proxy online, by telephone or by mail prior to the meeting, even if you plan to attend the Annual Meeting. Stockholders of record may also opt to vote at the Annual Meeting, which will be held online via live webcast at www.cesonlineservices.com/x25_vm. Please note that in order to attend and vote at the Annual Meeting, you must have pre-registered for the meeting no later than [•], 2025 at [•] a.m. ET. Once you have pre-registered, you will receive a confirmation e-mail with information on how to attend and vote at the meeting.

Ancora strongly urges you to discard and NOT vote using any WHITE proxy card or WHITE voting instruction form sent to you by the Company.

You may vote your shares prior to the Annual Meeting until 11:59 p.m. ET on [•], 2025 online or by telephone. If you are voting by mail, then your marked, signed, and dated GOLD universal proxy card must be received before the polls close at the Annual Meeting. If you have timely pre-registered, you may attend the virtual Annual Meeting and vote your shares by ballot at the meeting.

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Quorum; Abstentions and Broker Non-Votes; No Discretionary Voting

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. According to the Company’s proxy statement, the Bylaws provide that the holders of one-third of the voting power of the outstanding shares of stock entitled to vote, present in person or represented by proxy, will constitute a quorum. A holder will be included in determining the presence of a quorum even if the holder casts abstentions on all matters or was subject to broker non-votes on some matters.

According to the Company’s proxy statement, if your shares are held by a broker, then the broker will ask you how you want your shares to be voted. You may instruct your broker or other nominee to vote your shares by following instructions that the broker or nominee provides to you. Most brokers offer voting by mail and online. You may submit new voting instructions by contacting your broker or other nominee or by voting at the Annual Meeting.

If you give the broker instructions, then your shares will be voted as you direct. If you do not provide voting instructions, then your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under NYSE rules. If you are a beneficial owner whose shares are held of record by a broker, then to the extent that your broker has not provided you with our proxy materials, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of PwC as the independent registered public accounting firm for 2025, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, the advisory approval of executive compensation, the approval of the Amended and Restated Plan, or the approval of the Proposed Charter Amendment without instructions from you, in which case a broker non-vote will occur, and your shares will not be voted on these matters.

If you hold your shares in “street name,” please refer to the information forwarded by your bank, broker or other holder of record for procedures on revoking or changing your voting instructions.

In addition, if you hold shares in the Company’s 401(k) Plans, you may instruct the plan trustee on how to vote your shares in the 401(k) plan online, by mail, or by telephone as described above for shares held of record, except that if you vote by mail, then the card you use will be a GOLD voting instruction form rather than a GOLD universal proxy card. In addition, if you participate in the Savings Plan or the Big River Steel Plan, your vote will apply to a proportionate number of other shares held by participants in such 401(k) plans for which voting directions are not received.

Votes Required for Approval

Proposal 1: Election of Directors ─ According to the Company’s proxy statement, as a result of our nomination of the Ancora Nominees, the election of directors to the Board at the Annual Meeting is contested and all director nominees will be elected by a plurality of votes cast and the ten (10) nominees who receive the greatest number of votes “FOR” their election will be elected to the Board at the Annual Meeting. Any shares not voted “FOR” a particular director nominee as a result of a “WITHHOLD” vote, a failure to vote or a broker non-vote will not be counted in that director nominee’s favor and will not otherwise affect the outcome of the election (except to the extent they reduce the number of shares voted “FOR” such director nominee).

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Proposal 2: Advisory Vote to Approve Executive Compensation ─ According to the Company’s proxy statement, the Board will consider the proposal approved if a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting approve the proposal. If you hold your shares in street name, your broker may not vote your shares without your instruction. The Company has disclosed that abstentions, withhold votes and broker non-votes, if any, will have no effect on the vote.

Proposal 3: Ratification of Independent Registered Public Accounting Firm ─ According to the Company’s proxy statement, the ratification of the appointment of PwC as the Company’s independent registered public accounting firm requires approval by holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. If you hold your shares in street name, your broker may vote your shares without your instruction. The Company has disclosed that abstentions, withhold votes and broker non-votes, if any, will have no effect on the vote.

Proposal 4: Amended and Restated 2016 Omnibus Incentive Compensation Plan ─ According to the Company’s proxy statement, the amendment of the 2016 Omnibus Incentive Compensation Plan requires approval by holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. If you hold your shares in street name, your broker may not vote your shares without your instruction. The Company has disclosed that abstentions, withhold votes and broker non-votes, if any, will have no effect on the vote.

Proposal 5: Amendment to our Amended and Restated Certificate of Incorporation ─ According to the Company’s proxy statement, the amendment of the Charter requires approval by holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. If you hold your shares in street name, your broker may not vote your shares without your instruction. The Company has disclosed that abstentions, withhold votes and broker non-votes, if any, will have the same effect as a vote against the proposal.

Under applicable Delaware law, appraisal rights are not applicable to the voting on any matter to be considered at the Annual Meeting. If you sign and submit your GOLD universal proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Ancora’s recommendations specified herein and in accordance with the discretion of the persons named on the GOLD universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

Revocation of Proxies

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting virtually (although, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Ancora in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Corporate Secretary of the Company at 18th Floor, 600 Grant Street, Pittsburgh, PA 15219-2800, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Ancora in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact Stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Ancora Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE ANCORA NOMINEES, PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD UNIVERSAL PROXY CARD OR GOLD VOTING INSTRUCTION FORM TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Ancora. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Ancora has entered into an agreement with Saratoga for solicitation and advisory services in connection with the solicitation, for which Saratoga will receive a fee not to exceed $[•], together with reimbursement for its reasonable and out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ancora has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that Saratoga will employ approximately [•] persons to solicit the Company’s Stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Ancora. Costs of this solicitation of proxies are currently estimated to be $[•]. Ancora estimates that through the date hereof, its expenses in connection with this solicitation are approximately $[•]. To the extent legally permissible, if Ancora is successful in its proxy solicitation, Ancora intends to seek reimbursement from the Company for the expenses it incurs in connection with this solicitation. Ancora does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Participants in the solicitation are anticipated to be Ancora Catalyst Institutional, a Delaware limited partnership, Ancora Bellator, a Delaware limited partnership, Ancora Catalyst, a Delaware limited partnership, Ancora Merlin Institutional, a Delaware limited partnership, Ancora Merlin, a Delaware limited partnership, Ancora Impact CC, a Delaware limited partnership, Ancora Impact DD, a Delaware limited partnership, Ancora Alternatives, an Ohio limited liability company, Ancora Holdings, an Ohio limited liability company, Mr. DiSanto, a citizen of the United States of America, and the Ancora Nominees.

The principal business of each of the Ancora Funds is investing in securities. The principal business of Ancora Alternatives is serving as the investment advisor to and general partner of each of the Ancora Funds and certain separately managed accounts (the “Ancora Alternatives SMAs”). The principal business of Ancora Holdings is serving as the sole member of Ancora Alternatives. The principal occupation of Mr. DiSanto is serving as the Chairman and Chief Executive Officer of Ancora Holdings. The principal occupations of the Ancora Nominees are as set forth elsewhere in this proxy statement.

The principal business address of each of the Ancora Funds, Ancora Alternatives, Ancora Holdings, and Fredrick D. DiSanto is 6060 Parkland Boulevard, Suite 200, Cleveland, Ohio 44124.

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As of the date hereof, Ancora Catalyst Institutional directly beneficially owns 440,932 shares of Common Stock, 100 shares of which are held in record name. As of the date hereof, Ancora Bellator directly beneficially owns 239,599 shares of Common Stock. As of the date hereof, Ancora Catalyst directly beneficially owns 47,919 shares of Common Stock. As of the date hereof, Ancora Merlin Institutional directly beneficially owns 444,898 shares of Common Stock. As of the date hereof, Ancora Merlin directly beneficially owns 45,415 shares of Common Stock. As of the date hereof, Ancora Impact CC directly beneficially owns 518,909 shares of Common Stock. As of the date hereof, Ancora Impact DD directly beneficially owns 286,169 shares of Common Stock. As of the date hereof, Mr. DiSanto directly beneficially owns 10,000 shares of Common Stock. As of the date hereof, Mr. Kestenbaum directly beneficially owns 500,000 shares of Common Stock. As the investment advisor and general partner to each of Ancora Catalyst Institutional, Ancora Bellator, Ancora Catalyst, Ancora Merlin Institutional, Ancora Merlin, Ancora Impact CC, Ancora Impact DD and the Ancora Alternatives SMAs, Ancora Alternatives may be deemed to beneficially own the 440,932 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, 47,919 shares of Common Stock beneficially owned directly by Ancora Catalyst, 239,599 shares of Common Stock beneficially owned directly by Ancora Bellator, 444,898 shares of Common Stock beneficially owned directly by Ancora Merlin Institutional, 45,415 shares of Common Stock beneficially owned directly by Ancora Merlin, 518,909 shares of Common Stock beneficially owned directly by Ancora Impact CC, 286,169 shares of Common Stock beneficially owned directly by Ancora Impact DD and 137,453 shares of Common Stock held in the Ancora Alternatives SMAs. As the sole member of Ancora Alternatives, Ancora Holdings may be deemed to beneficially own the 440,932 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, 47,919 shares of Common Stock beneficially owned directly by Ancora Catalyst, 239,599 shares of Common Stock beneficially owned directly by Ancora Bellator, 444,898 shares of Common Stock beneficially owned directly by Ancora Merlin Institutional, 45,415 shares of Common Stock beneficially owned directly by Ancora Merlin, 518,909 shares of Common Stock beneficially owned directly by Ancora Impact CC, 286,169 shares of Common Stock beneficially owned directly by Ancora Impact DD and 137,453 shares of Common Stock held in the Ancora Alternatives SMAs. As the Chairman and Chief Executive Officer of Ancora Holdings, Mr. DiSanto may be deemed to beneficially own the 440,932 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, 47,919 shares of Common Stock beneficially owned directly by Ancora Catalyst, 239,599 shares of Common Stock beneficially owned directly by Ancora Bellator, 444,898 shares of Common Stock beneficially owned directly by Ancora Merlin Institutional, 45,415 shares of Common Stock beneficially owned directly by Ancora Merlin, 518,909 shares of Common Stock beneficially owned directly by Ancora Impact CC, 286,169 shares of Common Stock beneficially owned directly by Ancora Impact DD and 137,453 shares of Common Stock held in the Ancora Alternatives SMAs. As of the date hereof, Messrs. Boychuk, Fisher, Newport, Thomas, and Urban, Dr. Hayes and Ms. Simms do not beneficially own any shares of Common Stock.

Each Participant may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 2,671,294 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each Participant disclaims beneficial ownership of the shares of Common Stock that he, she or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the Participants, see Schedule I.

The shares of Common Stock owned directly by the Ancora Funds and held in the Ancora Alternatives SMAs were purchased with working capital. From time to time, each of the Ancora Funds and Ancora Alternatives may effect purchases of securities with working capital primarily through margin accounts maintained for them with prime brokers, which may extend margin credit to them as and when required to open or carry positions in the margin accounts, subject to applicable federal margin regulations, stock exchange rules and the prime brokers’ credit policies. In such instances, the positions held in the margin accounts are pledged as collateral security for the repayment of debit balances in the accounts.

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Except as set forth in this Proxy Statement (including the Annex and Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Legal Proceedings

To our knowledge, there are no material legal proceedings to which any Participant, the Ancora Nominees or any of their respective associates are a party adverse to the Company or any of its subsidiaries, or any material legal proceedings in which any of the Participants, the Ancora Nominees or any of their respective associates have a material interest adverse to the Company or any of its subsidiaries.

STOCKHOLDER PROPOSALS AND PROXY ACCESS

According to the Company’s proxy statement, if you want the Company to include a proposal in its proxy statement for the 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, then the proposal must be received in writing by the Company’s Corporate Secretary no later than November [•], 2025. Any such proposal should comply with the requirements of Rule 14a-8.

According to the Company’s proxy statement, its Bylaws describe the procedures that must be followed in order for a Stockholder of record to present an item of business at an annual meeting of Stockholders. Stockholder proposals or other items of business for the 2026 Annual Meeting that are not intended to be included in the proxy statement must be received by the Corporate Secretary on or after [•], 2025 and no later than [•], 2026 and must be accompanied by certain information about the Stockholders making the proposals, as specified in the Company’s Bylaws.

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In addition, according to the Company’s proxy statement, the Company’s Bylaws allow a Stockholder (or a group of Stockholders) that has maintained continuous qualifying ownership of at least 3% of the Company’s outstanding Common Stock for at least three years to submit nominees for the Board, for inclusion in the Company’s proxy statement, subject to satisfying the requirements and conditions in the Bylaws. The Bylaws describe the procedures that must be followed in order for someone nominated by a Stockholder of record to be eligible for election as a director. To include a nominee for the Board in the Company’s proxy statement, notice must be received by the Corporate Secretary on or after [•], 2025 and no later than [•], 2025, and must meet the requirements in the Bylaws. To nominate an individual for election as a director at the 2026 Annual Meeting that is not intended to be included in the Company’s proxy statement, notice must be received by the Corporate Secretary on or after [•], 2025 and no later than [•], 2026. The notice must contain certain information about the nominee, including the nominee’s age, address, occupation and share ownership, as well as certain information about the Stockholder giving the notice, as specified in the Company’s Bylaws. To comply with the Universal Proxy Rules under the Exchange Act, Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information described in the Bylaws and required by Rule 14a-19 under the Exchange Act no later than [•], 2026.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the Annual Meeting is based on information contained in the Company’s proxy statements and the Company’s Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by Ancora that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Ancora is unaware of any other matters to be considered at the Annual Meeting. However, should other matters of which Ancora is not aware a reasonable time before this solicitation be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD universal proxy card or GOLD voting instruction form will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple Stockholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Saratoga, at the address set forth on the back cover of this Proxy Statement, or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and telephone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, we were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Ancora.

This Proxy Statement is dated [•]. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to Stockholders shall not create any implication to the contrary.

See Schedule II for information regarding persons who beneficially own more than 5% of the shares and the ownership of the shares by the directors and management of the company.

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The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

You are advised to read this Proxy Statement and other relevant documents when they become available because they will contain important information. You may obtain a free copy of this Proxy Statement and other relevant documents that we file with the SEC at the SEC’s website at www.sec.gov or by calling Saratoga at the address and phone number indicated above.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES OF COMMON STOCK YOU OWN. WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GOLD UNIVERSAL PROXY CARD OR GOLD VOTING INSTRUCTION FORM TODAY TO VOTE “FOR” THE ELECTION OF THE ANCORA NOMINEES AND IN ACCORDANCE WITH ANCORA’S RECOMMENDATIONS ON THE OTHER PROPOSALS ON THE AGENDA FOR THE ANNUAL MEETING.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

Ancora Catalyst Institutional, LP

March [•], 2025

41

ANNEX A

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION

The principal business address of Mr. Boychuk is 114 Muirfield Drive Ponte Vedra Beach, Florida 32082. The principal business address of Mr. DiSanto is 6060 Parkland Blvd., Suite 200 Cleveland, Ohio 44124. The principal business address of Mr. Fisher is George F. Fisher, Inc., 2681 SE Dune Drive Stuart, Florida 34996. The principal business address of Mr. Hayes is Gulf Coast Sand, 105 Street A Picayune, Mississippi 39466. The principal business address of Mr. Kestenbaum is 9705 Collins Ave, 1901N Bal Harbour, Florida 33154. The principal business address of Mr. Newport is 905 Princeton Drive Terrace Park, Ohio 45174. The principal business address of Ms. Simms is c/o Xponance, Inc., 1845 Walnut Street, Suite 800, Philadelphia, Pennsylvania 19103. The principal business address of Mr. Thomas is 13325 Foxmoor Trail Chesterland, Ohio 44026. The principal business address of Mr. Urban is BGR Group 601 13th Street NW, 11th Floor Washington, DC 20005.

Mr. DiSanto directly beneficially owns 10,000 shares of Common Stock. Mr. DiSanto, as the Chairman and Chief Executive Officer of Ancora Holdings, may be deemed to beneficially own the 440,932 shares of Common Stock beneficially owned directly by Ancora Catalyst Institutional, 47,919 shares of Common Stock beneficially owned directly by Ancora Catalyst, 239,599 shares of Common Stock beneficially owned directly by Ancora Bellator, 444,898 shares of Common Stock beneficially owned directly by Ancora Merlin Institutional, 45,415 shares of Common Stock beneficially owned directly by Ancora Merlin, 518,909 shares of Common Stock beneficially owned directly by Ancora Impact CC, 286,169 shares of Common Stock beneficially owned directly by Ancora Impact DD and 137,453 shares of Common Stock held the Ancora Alternatives SMAs.

Mr. Kestenbaum is the beneficial owner of 500,000 shares of Common Stock. As of the date hereof, none of Messrs. Boychuk, Fisher, Hayes, Newport, Thomas or Urban or Ms. Simms owns beneficially or of record any securities of the Company nor have any of them entered into any transactions in securities of the Company during the past two years.

Each Ancora Nominee may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 2,671,294 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each Ancora Nominee disclaims beneficial ownership of the shares of Common Stock that he or she does not directly own.

Mr. DiSanto is compensated by Ancora Holdings through his service as Chairman and Chief Executive Officer. Mr. DiSanto may receive a portion of the incentive and/or management fees that Ancora Holdings earns from the various registered investment advisory firms it owns directly and indirectly, including Ancora Alternatives. Mr. DiSanto may also receive an annual performance bonus determined by the Executive Committee of Ancora Holdings based on the net profits of Ancora Holdings.

On November 11, 2024, Ancora Alternatives and BGR Group, where Mr. Urban serves as a managing director, entered into a letter agreement (the “Letter Agreement”) pursuant to which BGR Group would provide certain candidate sourcing and government relations services to Ancora Alternatives in connection with its investment in and engagement with the Company. Pursuant to the Letter Agreement, Ancora Alternatives agreed to pay BGR Group a one-time fee not to exceed $200,000 and monthly fees of $25,000, plus reimbursement for approved ordinary and reasonable out-of-pocket expenses, for the duration of the engagement, which is terminable after a minimum period of six months.

42

While Mr. Kestenbaum has not served in any capacity as Stelco Holdings since the closing of its acquisition by Cleveland-Cliffs Inc. in December 2024, he previously served as Chief Executive Officer of Stelco Holdings from July 2017 to February 2019 and returned to the position from February 2020 to December 2024. On April 30, 2020, U.S. Steel entered into an option agreement (the “Option Agreement”) with Stelco, Inc. (“Stelco”), a subsidiary of Stelco Holdings, pursuant to which U.S. Steel issued Stelco the option to purchase a 25% interest (the “Option Interest”) in a to-be-formed entity (the “Joint Venture”) that will own U.S. Steel’s current iron ore mine located in Mt. Iron, Minnesota. As consideration for the Option Interest, Stelco paid U.S. Steel an aggregate of $100 million in five (5) $20 million installments during the year-ended December 31, 2020. The option can be exercised any time before January 31, 2027, and in the event Stelco exercises the option, Stelco will contribute an additional $500 million to the Joint Venture, which amount shall be remitted solely to U.S. Steel in the form of a one-time special distribution, and the parties will engage in good faith negotiations to finalize the master agreement (pursuant to which Stelco will acquire the Option Interest) and the limited liability company agreement of the Joint Venture. At the same time, Stelco entered into a supply agreement for the supply of iron ore from U.S. Steel to Stelco.

Except as described in this proxy statement, (i) during the past 10 years, no Ancora Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Ancora Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Ancora Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Ancora Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Ancora Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Ancora Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Ancora Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Ancora Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Ancora Nominee or any of his or her associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Ancora Nominee or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Ancora Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Ancora Nominee holds any positions or offices with the Company; (xiii) no Ancora Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer, (xiv) no companies or organizations, with which any of the Ancora Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company and (xv) there are no material proceedings to which any Ancora Nominee or any of his or her associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Ancora Nominees, (a) none of the events enumerated in Item 401(f)(1)–(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past 10 years, (b) there are no relationships involving any Nominee or any of such Ancora Nominee’s associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had such Nominee been a director of the Company, and (c) none of the Ancora Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

43

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

The following table sets forth all transactions in the Common Stock of the Company effected in the last two (2) years by the Participants. Except as otherwise noted below, all such transactions were effected in the open market. Certain of the transactions disclosed in this Schedule I were undertaken by the applicable Participant through certain separately managed accounts (“SMAs”) and are therefore identified by the Participant’s name and SMA.

Nature of Transaction	Amount of Securities Purchased/(Sold)	Date of Transaction

Ancora Catalyst Institutional, LP

Sale of December 20, 2024 Put Option ($29.00 Strike Price)[1]	(113)	10/10/2024
Purchase of December 20, 2024 Put Option ($29.00 Strike Price)[1]	113	11/08/2024
Purchase of Common Stock	60,439	12/17/2024
Sale of December 20, 2024 Put Option ($29.00 Strike Price)[1]	(1,018)	12/17/2024
Purchase of December 20, 2024 Put Option ($29.00 Strike Price)[1]	1,018	12/20/2024
Purchase of Common Stock	60,000	12/24/2024
Sale of Common Stock	(96,355)	01/03/2025
Purchase of Common Stock	97,505	01/24/2024
Purchase of Common Stock	12,614	03/04/2025
Purchase of Common Stock	16,578	03/06/2025
Purchase of Common Stock	18,580	03/06/2025
Purchase of Common Stock	5,884	03/07/2025
Purchase of Common Stock	24,868	03/07/2025
Purchase of Common Stock	102,483	03/10/2025
Purchase of Common Stock	48,236	03/11/2025
Purchase of Common Stock	42,347	03/12/2025
Purchase of Common Stock	47,753	03/13/2025

I-1

Ancora Bellator Fund, LP

Sale of December 20, 2024 Put Option ($29.00 Strike Price)[1]	(125)	10/10/2024
Purchase of December 20, 2024 Put Option ($29.00 Strike Price)[1]	125	11/08/2024
Purchase of Common Stock	22,286	12/17/2024
Sale of December 20, 2024 Put Option ($29.00 Strike Price)[1]	(376)	12/17/2024
Purchase of December 20, 2024 Put Option ($29.00 Strike Price)[1]	376	12/20/2024
Purchase of Common Stock	20,000	12/24/2024
Sale of Common Stock	(11,546)	01/03/2025
Sale of Common Stock	(22,286)	01/03/2025
Purchase of Common Stock	53,930	01/24/2024
Purchase of Common Stock	7,000	03/04/2025
Purchase of Common Stock	9,200	03/06/2025
Purchase of Common Stock	10,310	03/06/2025
Purchase of Common Stock	3,265	03/07/2025
Purchase of Common Stock	13,800	03/07/2025
Purchase of Common Stock	56,872	03/10/2025
Purchase of Common Stock	26,768	03/11/2025
Purchase of Common Stock	23,500	03/12/2025
Purchase of Common Stock	26,500	03/13/2025

Ancora Catalyst, LP

Sale of December 20, 2024 Put Option ($29.00 Strike Price)[1]	(12)	10/10/2024
Purchase of December 20, 2024 Put Option ($29.00 Strike Price)[1]	12	11/08/2024
Purchase of Common Stock	6,418	12/17/2024
Sale of December 20, 2024 Put Option ($29.00 Strike Price)[1]	(109)	12/17/2024
Purchase of December 20, 2024 Put Option ($29.00 Strike Price)[1]	109	12/20/2024
Purchase of Common Stock	6,000	12/24/2024
Sale of Common Stock	(9,940)	01/03/2025
Purchase of Common Stock	10,353	01/24/2024
Purchase of Common Stock	1,386	03/04/2025
Purchase of Common Stock	1,822	03/06/2025
Purchase of Common Stock	2,041	03/06/2025
Purchase of Common Stock	646	03/07/2025
Purchase of Common Stock	2,732	03/07/2025
Purchase of Common Stock	11,261	03/10/2025
Purchase of Common Stock	5,300	03/11/2025
Purchase of Common Stock	4,653	03/12/2025
Purchase of Common Stock	5,247	03/13/2025

I-2

Ancora Merlin Institutional, LP

Sale of December 20, 2024 Put Option ($29.00 Strike Price)[1]	(114)	10/10/2024
Purchase of December 20, 2024 Put Option ($29.00 Strike Price)[1]	114	11/08/2024
Purchase of Common Stock	61,308	12/17/2024
Sale of December 20, 2024 Put Option ($29.00 Strike Price)[1]	(1,031)	12/17/2024
Purchase of December 20, 2024 Put Option ($29.00 Strike Price)[1]	1,031	12/20/2024
Purchase of Common Stock	60,000	12/24/2024
Sale of Common Stock	(97,032)	01/03/2025
Purchase of Common Stock	98,799	01/24/2024
Purchase of Common Stock	12,712	03/04/2025
Purchase of Common Stock	16,707	03/06/2025
Purchase of Common Stock	18,724	03/06/2025
Purchase of Common Stock	5,929	03/07/2025
Purchase of Common Stock	25,060	03/07/2025
Purchase of Common Stock	103,280	03/10/2025
Purchase of Common Stock	48,611	03/11/2025
Purchase of Common Stock	42,676	03/12/2025
Purchase of Common Stock	48,124	03/13/2025

Ancora Merlin, LP

Sale of December 20, 2024 Put Option ($29.00 Strike Price)[1]	(11)	10/10/2024
Purchase of December 20, 2024 Put Option ($29.00 Strike Price)[1]	11	11/08/2024
Purchase of Common Stock	5,549	12/17/2024
Sale of December 20, 2024 Put Option ($29.00 Strike Price)[1]	(96)	12/17/2024
Purchase of December 20, 2024 Put Option ($29.00 Strike Price)[1]	96	12/20/2024
Purchase of Common Stock	5,000	12/24/2024
Sale of Common Stock	(8,444)	01/03/2025
Purchase of Common Stock	9,060	01/24/2024
Purchase of Common Stock	1,642	02/03/2025
Purchase of Common Stock	1,288	03/04/2025
Purchase of Common Stock	1,693	03/06/2025
Purchase of Common Stock	1,897	03/06/2025
Purchase of Common Stock	601	03/07/2025
Purchase of Common Stock	2,540	03/07/2025
Purchase of Common Stock	10,464	03/10/2025
Purchase of Common Stock	4,925	03/11/2025
Purchase of Common Stock	4,324	03/12/2025
Purchase of Common Stock	4,876	03/13/2025

I-3

ANCORA ALTERNATIVES, llc

(Through certain separately managed accounts)

Sale of December 20, 2024 Put Option ($29.00 Strike Price)[1]	(83)	10/10/2024
Sale of December 20, 2024 Put Option ($29.00 Strike Price)[1]	(42)	10/10/2024
Purchase of December 20, 2024 Put Option ($29.00 Strike Price)[1]	83	11/08/2024
Purchase of December 20, 2024 Put Option ($29.00 Strike Price)[1]	42	11/08/2024
Purchase of Common Stock	23,487	12/24/2024
Purchase of Common Stock	16,890	12/24/2024
Purchase of Common Stock	4,698	12/24/2024
Purchase of Common Stock	46,925	12/24/2024
Sale of Common Stock	(11,744)	12/26/2024
Sale of Common Stock	(8,446)	12/26/2024
Sale of Common Stock	(2,351)	12/26/2024
Sale of Common Stock	(23,459)	12/26/2024
Purchase of Common Stock	128,250	12/27/2024
Sale of Common Stock	(9,404)	01/03/2025
Sale of Common Stock	(6,749)	01/03/2025
Sale of Common Stock	(1,864)	01/03/2025
Sale of Common Stock	(18,780)	01/03/2025

ANCORA IMPACT FUND LP SERIES CC

Purchase of Common Stock	33,228	03/06/205
Purchase of Common Stock	10,522	03/07/205
Purchase of Common Stock	44,474	03/07/205
Purchase of Common Stock	183,283	03/10/2025
Purchase of Common Stock	86,266	03/11/2025
Purchase of Common Stock	75,734	03/12/2025
Purchase of Common Stock	85,402	03/13/2025

ANCORA IMPACT FUND LP SERIES DD

Purchase of Common Stock	18,325	03/06/205
Purchase of Common Stock	5,803	03/07/205
Purchase of Common Stock	24,526	03/07/205
Purchase of Common Stock	101,077	03/10/2025
Purchase of Common Stock	47,574	03/11/2025
Purchase of Common Stock	41,766	03/12/2025
Purchase of Common Stock	47,098	03/13/2025

I-4

FREDRICK D. DISANTO

Purchase of Common Stock	10,000	03/13/2025

ALAN KESTENBAUM

Purchase of Common Stock	143,040	03/07/2025
Purchase of Common Stock	178,480	03/11/2025
Purchase of Common Stock	178,480	03/11/2025

__________________

1 Represents shares of Common Stock underlying American-style put options purchased in over-the-counter market with an expiration date of December 20, 2024.

I-5

SCHEDULE II

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables are reprinted from the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on March 7, 2025.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table furnishes information concerning all persons known to U.S. Steel who beneficially own five percent or more of the voting stock of U.S. Steel:

Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
U. S. Steel Common Stock	BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	23,416,219	10.4%
U. S. Steel Common Stock	The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	20,094,507	9.0%
U. S. Steel Common Stock	Pentwater Capital Management LP(3) 1001 10th Avenue South, Suite 216 Naples, FL 34102	20,000,000	8.9%

(1)	Blackrock. Based on Schedule 13G filed on July 8, 2024, which indicates that Blackrock, Inc. had sole voting power over 22,736,770 shares, shared voting power over 0 shares, sole dispositive power over 23,416,219 shares and shared dispositive power over 0 shares.
(2)	Vanguard. Based on Schedule 13G filed on February 13, 2024, which indicates that The Vanguard Group had sole voting power over 0 shares, shared voting power over 77,789 shares, sole dispositive power over 19,778,991 shares and shared dispositive power over 315,516 shares.
(3)	Pentwater. Based on Schedule 13G filed on November 14, 2024, which indicates that Pentwater Capital Management LP had sole voting power over 0 shares, shared voting power over 20,000,000 shares, sole dispositive power over 0 shares and shared dispositive power over 20,000,000 shares.

II-1

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the number of shares of U.S. Steel common stock beneficially owned as of March 3, 2025, the record date, by each director, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group. None of the individuals included in the table below beneficially own in excess of 1% of the outstanding shares of the Company’s common stock.

Name	Shares Beneficially Owned*	Notes
Tracy A. Atkinson	37,447	Includes 30,480 Deferred Stock Units (“DSUs”) granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board. and 4,498 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 3, 2025.
Andrea J. Ayers	26,712	Includes 24,711 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
James E. Bruno	106,052	Includes 5,460 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of March 3, 2025. Does not include 67,940 unvested RSUs.
Scott D. Buckiso	172,499	Includes 16,280 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of March 3, 2025. Does not include 67,940 unvested RSUs.
David B. Burritt	1,221,710	Includes 144,020 shares that may be acquired upon exercise of outstanding options that are or will become exercisable within 60 days of March 3, 2025. and 290,082 shares held by trust. Does not include 420,796 unvested RSUs.
Alicia J. Davis	14,122	Includes 4,498 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 3, 2025.
Terry L. Dunlap	23,056	Includes 5,724 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 3, 2025.
John J. Engel	94,686	Includes 92,685 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
John V. Faraci	49,952	Includes 38,073 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board and 2,399 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 3, 2025.
Murry S. Gerber	225,582	Includes 67,455 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board and 4,798 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 3, 2025.
Jessica T. Graziano	49,722	Does not include 164,349 unvested RSUs.
Duane D. Holloway	146,187	Does not include 67,940 unvested RSUs.
Paul A. Mascarenas	78,199	Includes 68,035 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board and 2,453 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 3, 2025.
Michael H. McGarry	46,768	Includes 44,268 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
David S. Sutherland	239,720	Includes 227,623 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board.
Patricia A. Tracey	102,623	Includes 86,091 DSUs granted under the Deferred Compensation Program for Non-Employee Directors that are convertible into shares of common stock upon departure from the Board. Includes 8,177 shares of common stock underlying unvested RSUs that may be acquired within 60 days of March 3, 2025.
All Director and Executive Officers as a group (18 persons)	4,203,919	Includes the following shares that may be acquired within 60 days of March 3, 2025: (i) 179,360 shares upon exercise of outstanding options and (ii) 32,547 shares upon vesting of RSUs. The total number of shares beneficially owned by all directors and executive officers as a group constitutes approximately 1.8% of the outstanding shares of common stock of U. S. Steel.

 * Does not include fractional shares.

II-2

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Ancora your proxy “FOR” the election of the Ancora Nominees and in accordance with our recommendations on the other proposals on the agenda for the Annual Meeting by SIGNING, DATING AND MAILING the enclosed GOLD universal proxy card or GOLD voting instruction form TODAY in the envelope provided (no postage is required if mailed in the United States).

You may vote your shares virtually at the Annual Meeting, however, even if you plan to attend the Annual Meeting, we recommend that you submit your GOLD universal proxy card or GOLD voting instruction form by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting.

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the address set forth below.

GOLD UNIVERSAL PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 14, 2025

UNITED STATES STEEL CORPORATION

2025 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY AND ON BEHALF OF ANCORA CATALYST INSTITUTIONAL, LP AND THE OTHER PARTICIPANTS IN ITS PROXY SOLICITATION

THIS PROXY IS NOT SOLICITED BY OR ON BEHALF OF MANAGEMENT

P          R          O          X          Y

The undersigned appoints Jim Chadwick, Patrick Sweeney, John Ferguson and Andrew Freedman, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock, $1.00 par value (“Common Stock”) of United States Steel Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the 2025 annual meeting of stockholders of the Company scheduled to be held virtually at [•] (ET) on [•], 2025 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and, to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Ancora Catalyst Institutional, LP (together with the other participants in its solicitation, “Ancora”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE NINE (9) ANCORA NOMINEES AND “FOR” THE ONE (1) COMPANY NOMINEE UNOPPOSED BY ANCORA IN PROPOSAL 1, [“FOR” / “AGAINST”] PROPOSAL 2, [“FOR” / “AGAINST”] PROPOSAL 3, [“FOR” / “AGAINST”] PROPOSAL 4, AND [“FOR” / “AGAINST”] PROPOSAL 5.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Ancora’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD UNIVERSAL PROXY CARD

[X] Please mark vote as in this example

ANCORA Strongly RECOMMENDS THAT STOCKHOLDERS VOTE “for” THE NINE (9) ANCORA NOMINEES, AND NOT TO VOTE “FOR” ANY OF THE REMAINING COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1 OTHER THAN the COMPANY NOMINEE UNOPPOSED BY ANCORA. ANCORA MAKES NO RECOMMENDATION WITH RESPECT TO YOUR VOTES ON THE ELECTION OF the COMPANY NOMINEE UNOPPOSED BY ANCORA.

YOU MAY SUBMIT VOTES “FOR” UP TO TEN (10) NOMINEES IN TOTAL. IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY “FOR” THOSE NOMINEES YOU HAVE SO MARKED.

1.	To elect ten (10) directors to the Board of Directors to serve until the Company’s 2026 annual meeting of stockholders.

ANCORA Nominees	FOR	WITHHOLD
a) Jamie Boychuk	☐	☐
b) Fredrick D. DiSanto	☐	☐
c) Robert P. Fisher, Jr.	☐	☐
d) James K. Hayes	☐	☐
e) Alan Kestenbaum	☐	☐
f) Roger K. Newport	☐	☐
g) Shelley Y. Simms	☐	☐
h) Peter T. Thomas	☐	☐
i) David J. Urban	☐	☐

COMPANY Nominee unopposed by ANCORA	FOR	WITHHOLD
a) [ ]	☐	☐

GOLD UNIVERSAL PROXY CARD

COMPANY Nominees OPPOSED BY ANCORA	FOR	WITHHOLD
a) [ ]	☐	☐
b) [ ]	☐	☐
c) [ ]	☐	☐
d) [ ]	☐	☐
e) [ ]	☐	☐
f) [ ]	☐	☐
g) [ ]	☐	☐
h) [ ]	☐	☐
i) [ ]	☐	☐

ANCORA [MAKES NO RECOMMENDATION WITH RESPECT TO] PROPOSAL 2.

2.	The Company’s proposal to consider and act on a non-binding advisory vote regarding the approval of compensation paid to certain executive officers.

☐	FOR	☐	AGAINST	☐	ABSTAIN

ANCORA [MAKES NO RECOMMENDATION WITH RESPECT TO] PROPOSAL 3.

3.	The Company’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

☐	FOR	☐	AGAINST	☐	ABSTAIN

ANCORA [MAKES NO RECOMMENDATION WITH RESPECT TO] PROPOSAL 4.

4.	The Company’s proposal to approve the Amended and Restated 2016 Omnibus Incentive Compensation Plan to authorize additional shares to be granted and extend the term.

☐	FOR	☐	AGAINST	☐	ABSTAIN

ANCORA [MAKES NO RECOMMENDATION WITH RESPECT TO] PROPOSAL 5.

5.	The Company’s proposal to approve the Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

☐	FOR	☐	AGAINST	☐	ABSTAIN

GOLD UNIVERSAL PROXY CARD

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.